SEMI-ANNUAL REPORT



[Graphic]

Glen R. Johnson

President

Federated Aggressive Growth Fund

President's Message

Dear Shareholder:

Federated Aggressive Growth Fund was created in 1996, and I am pleased to present its second Semi-Annual Report. As of April 30, 1999, the fund's total assets of $44.6 million were spread across 106 stocks in a variety of small, mid- and large-cap companies. These are not necessarily household names, but the companies are selected for their growth potential. The fund's manag ers seek to buy companies that you may learn of in the next year or so-these are stocks for aggressive stock owners.

This report covers the first half of the fund's fiscal year which is the six-month period from November 1, 1998 to April 30, 1999. It begins with an interview with Keith J. Sabol, Vice President, who co-manages the fund with Aash
M. Shah, Vice President, both of Federated Investment Management Com pany. Following their discussion are two additional items of shareholder interest. First is a complete listing of the fund's stock holdings, and sec ond is the publication of the fund's financial statements.

During the reporting period, Federated Aggressive Growth Fund's portfolio included 106 common stocks and convertible securities spread across 11 indus try sectors with its focus on the technology (42%), consumer cyclicals (16%), and energy (11%) sectors.

During the reporting period, the stock market's upward momentum continued, led by large-cap growth stocks and Internet stocks. Thanks to both sector weightings and security selection, many of the fund's holdings soared in value. This in turn produced an extraordinarily strong six-month total return of more than 43.00% for the fund across all share classes. These returns were far superior to the 27.00% return of the fund's peer group, the Lipper Capi tal Appreciation Funds Average, as well as the 22.32% return of the Standard & Poor's ("S&P") 500 Index ("S&P 500"). 1

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as fall ing into the respective categories indicated. These figures do not reflect sales charges. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Individual share class total return performance for the six-month reporting period follows. 2




                 TOTAL RETURN NET ASSET VALUE INCREASE             Class A
Shares 43.97% $11.19 to $16.11 = 43% Class B Shares 43.45% $11.07 to $15.88 =
43% Class C Shares 43.47% $11.02 to $15.81 = 43%


Of course, we continue to see significant day-to-day volatility in the stock market. Regardless of the market's fluctuations over time, you have two easy, convenient ways to increase your opportunity to participate in the growth of quality American companies. First, if you are not already doing so, you can reinvest your dividends and capital gains automatically in additional shares-and help your shares increase in number through the benefit of com pounding. Second, you can "pay yourself first" by investing in the fund through a systematic investment program. This program withdraws a specific amount from your checking account on a regular basis to purchase more fund shares. 3 For more information, contact your investment representative.

Thank you for entrusting a portion of your wealth to Federated Aggressive Growth Fund. We hope you are pleased with your investment's progress, and as always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson

President

June 15, 1999

2 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 36.06%, 37.95%, and 42.47%, respectively.

3 Systematic investing does not assure a profit against loss in declining markets. Because dollar-cost-averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price lev els.

[Graphic]

Keith J. Sabol

Vice President

Federated Investment Management Company

[Graphic]

Aash M. Shah, CFA

Vice President

Federated Investment Management Company

Investment Review

WHAT IS YOUR APPRAISAL OF THE FIRST HALF OF THE FUND'S FISCAL YEAR, WHICH WAS VOLATILE YET EXTREMELY POSITIVE FOR THE FUND?

The fourth quarter of 1998 was marked by substantial rallies in stocks of nearly every "flavor." Blue-chip technology companies, represented by the NASDAQ 100 Index, 1 continued to dominate the overall market, gaining 31.12% for the fourth quarter of 1998. In the broader market, the technology and communications services sectors were the leaders, while the utilities and consumer staples sectors were the laggards.

After a breather in the fourth quarter of 1998, large-cap stocks again domi nated in 1999. "Blue-chip" technology companies, represented by the NASDAQ 100 Index, continued to dominate the overall market.

For the six-month reporting period ended April 30, 1999, the S&P 500 returned 22.32%, while mid-cap stocks, as measured by the S&P 400 Mid Cap Index, 1 returned 18.86%. Small-cap stocks, as measured by the Russell 2000 Small Stock Index,1 returned 15.16%.

1 NASDAQ is the National Association of Securities Dealers Automated Quota tion System, which lists price information for a broad spectrum of large, medium, and small stocks. The NASDAQ 100 Index is capitalization-weighted and includes 100 of the largest non-financial companies, domestic and for eign, in the NASDAQ National Market. The S&P 400 Mid Cap Index is an unman aged capitalization-weighted index that measures the performance of the mid-range of the U.S. stock market. The Russell 2000 Small Stock Index is a broadly diversified index consisting of approximately 2,000 small capital ization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small capitalization com mon stocks. Investments cannot be made in an index.

IT WAS AN OUTSTANDING SIX-MONTH PERIOD FOR FEDERATED AGGRESSIVE GROWTH FUND. WHAT WERE THE FUND'S TOTAL RETURN NUMBERS RELATIVE TO ITS PEERS?

For the six-month reporting period ended April 30, 1999, the fund's total returns for Class A, B, and C Shares were 43.97%, 43.45%, and 43.47%, respec tively, based on net asset value. 2 These returns were far superior to the 27.00% return of the Lipper Capital Appreciation Funds Average and the 22.32% return of the S&P 500.

WHAT ACCOUNTED FOR SUCH A HIGH LEVEL OF FUND PERFORMANCE?

As would be expected, the fourth quarter 1998 improvement in market breadth gave the fund a tremendous boost. Despite the market's lack of breadth over the entire six-month period, the fund performed extremely well due to the solid performance of a number of Internet-related stocks and by our increased exposure to energy stocks, as that sector rallied on news of another round of production cuts from OPEC.

WHAT WERE SOME OF THE FUND'S RECENT STOCK PURCHASES?

Our recent purchases included the following:

BROADCOM CORP. (1.16% of net assets): Broadcom develops highly integrated silicon solutions that enable broadband digital data transmission to the home and within the business enterprise.

COVAD COMMUNICATIONS GROUP, INC. (1.27% of net assets): Covad provides dedi cated high-speed digital communications services using digital subscriber line technology to Internet service provider and enterprise customers. The company's services are provided over standard copper telephone lines at speeds up to 1.5 megabits per second.

ECHOSTAR COMMUNICATION CORP. (0.99% of net assets): Echostar makes and dis tributes direct-to-home satellite television products and services, includ ing satellite television receiver dishes, receivers, programming, installation and third-party consumer financing.

MIPS TEHNOLOGY, INC. (0.94% of net assets): MIPS designs and licenses high-performance, cost-effective 32-bit and 64-bit reduced instruction-set com puting processor intellectual property and core technology for the digital consumer and high-end control-oriented embedded markets.

VERTICALNET, INC. (0.89% of net assets): VerticalNet owns and operates verti cal trade communities, targeted business-to-business communities of commerce on the Internet that act as industry-specific sources of information, inter action and electronic commerce.

2 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 36.06%, 37.95%, and 42.47%, respectively.

WHAT WERE THE FUND'S TOP TEN HOLDINGS AS OF APRIL 30, 1999, AND WHAT WERE THE INDUSTRY WEIGHTINGS?

                                  PERCENTAGE OF
NAME                              NET ASSETS
Pilot Network Services, Inc.       2.1%
IDT Corp.                          1.5%
Cooper Cameron Corp.               1.4%
MEDE AMERICA Corp.                 1.4%
Advance Paradigm, Inc.             1.4%
RF Micro Devices, Inc.             1.3%
Pacific Gateway Exchange, Inc.     1.3%
Insight Enterprises, Inc.          1.3%
Modem Media. Poppe Tyson, Inc.     1.3%
Covad Communications Group, Inc.   1.3%
TOTAL                             14.3%



                         PERCENTAGE OF    PERCENTAGE OF
SECTOR                   NET ASSETS       S&P 500
Technology               42.2%            20.1%
Consumer Cyclicals       15.6%             9.0%
Energy                   10.9%             6.2%
Capital Goods             7.2%             8.2%
Communication Services    4.9%             8.5%
Financials                4.9%            16.5%
Consumer Staples          3.3%            13.2%
Health Care               3.3%            10.9%
Transportation            1.0%             1.1%
Basic Materials           0.7%             3.6%
Utilities                 0.0%             2.8%


AS WE APPROACH MID YEAR, WHAT IS YOUR OUTLOOK FOR GROWTH STOCKS, PARTICULARLY WITH REGARD TO THE HISTORICALLY LOW VALUATIONS THE WE ARE SEEING IN THE SMALL-CAP MARKET?

Despite the strong rally from October 1998's market bottom, there are several indications that suggest that we may still have a ways to go. First, the cumulative underperformance of small-cap stocks relative to large-cap stocks has surpassed levels reached from the peak of the summer of 1988 through the trough of the 1990 recession.

Specifically, from the small-cap peak on June 30, 1988 to the bottom of the recession on October 30, 1990, the S&P 500 outperformed the Russell 2000 Small Stock Index by 33% before small-cap leadership re-emerged. From the small-cap relative performance peak on March 31, 1994 to present, the S&P 500 has outperformed the Russell 2000 Small Stock Index by 130% on a price-only basis. Similarly, small-cap stocks have underperformed large-cap stocks on a one-year basis by nearly 40%. Only in 1929, 1973, and October of 1998 have we seen such a performance divergence. This would suggest that small-cap stocks may be due at least for a rally to reverse some of this historically large performance gap. Obviously valuations relative to the S&P 500 appear cheap, but even compared to their own history, small-cap valuations have become com pelling. For example, on a price-to-book basis, small-cap stocks are trading at a level just 7% richer than last October's trough and on par with the lows reached in the 1990 recession.

The bottom line is that, from a historical perspective, emerging growth stocks appear inexpensive, and investors underexposed to this asset class should increase their exposure to capitalize on the opportunities available.

Portfolio of Investments

APRIL 30, 1999 (UNAUDITED)




SHARES                                         VALUE
                COMMON STOCKS-94.0%
                BASIC MATERIALS-0.7%
       24,200 1 Mail-Well, Inc.                $    316,112
                CAPITAL GOODS-7.2%
       12,100 1 Dupont Photomasks, Inc.             529,375
       12,600 1 E-Tek Dynamics, Inc.                541,800
        8,100 1 Flextronics International
                Ltd.                                378,169
        9,200 1 Jabil Circuit, Inc.                 428,375
        6,200 1 Sanmina Corp.                       411,525
       14,000 1 Terex Corp.                         442,750
       21,000 1 Zomax Optical Media, Inc.           469,875
                TOTAL                             3,201,869
                COMMUNICATION SERVICES-
                4.9%
        5,900 1 Covad Communications
                Group, Inc.                         566,400
       23,000 1 IDT Corp.                           655,500
        9,000 1 IXC Communications, Inc.            356,625
       14,800 1 Pacific Gateway Exchange,
                Inc.                                592,000
                TOTAL                             2,170,525
                CONSUMER CYCLICALS-15.6%
       13,200 1 Analytical Surveys, Inc.            330,000
        8,200 1 Autoweb.com, Inc.                   214,225
       17,400 1 Blue Rhino Corp.                    250,125
       13,050 1 Buckle, Inc.                        305,044
        9,500 1 Career Education Corp.              318,250
       10,000 1 Century Business Services,
                Inc.                                120,000
       15,000 1 Diamond Technology
                Partners, Class A                   318,750
        5,100   Ethan Allen Interiors,
                Inc.                                258,506
       21,750 1 Insight Enterprises, Inc.           587,250
       15,800   Lennar Corp.                        382,163
        1,500 1 Mpath Interactive, Inc.              59,062
       10,500 1 MIPS Technologies, Inc.             417,375
       15,700 1 Metzler Group, Inc.                 437,638
       16,200 1 Modem Media. Poppe Tyson,
                Inc.                                571,050
       12,875 1 Pacific Sunwear of
                California                          477,582
SHARES                                          VALUE
                COMMON STOCKS-continued
                CONSUMER CYCLICALS-
                CONTINUED
        8,000 1 ProBusiness Services, Inc.     $     287,000
        4,500 1 Rambus, Inc.                         270,563
       14,600 1 Sunterra Corp.                       156,950
       10,600 1 United Rentals, Inc.                 316,012
       11,300 1 Value America, Inc.                  445,644
       14,000 1 Williams-Sonoma, Inc.                406,000
                TOTAL                              6,929,189
                CONSUMER STAPLES-3.3%
       33,800 1 Balance Bar Co.                      236,600
       11,100 1 Computer Horizons Corp.              156,788
        8,900 1 Consolidated Graphics,
                Inc.                                 379,363
       21,500 1 Hollywood Entertainment
                Corp.                                530,781
        7,000 1 P. F. Chang's China Bistro,
                Inc.                                 176,750
                TOTAL                              1,480,282
                ENERGY-10.9%
       17,400 1 BJ Services Co.                      465,450
       15,000 1 Cal Dive International,
                Inc.                                 480,000
       16,600 1 Cooper Cameron Corp.                 641,175
       15,900   ENSCO International, Inc.            295,144
       18,300 1 Friede Goldman
                International, Inc.                  341,981
       22,700 1 Gulf Island Fabrication,
                Inc.                                 340,500
       28,800 1 Pool Energy Services Co.             516,600
       26,870 1 R&B Falcon Corp.                     268,700
       26,000 1 Stolt Comex Seaway, S.A.             325,000
       27,000 1 UTI Energy Corp.                     361,125
       26,000 1 Varco International, Inc.            294,125
       15,500   Weatherford International,
                Inc.                                 525,062
                TOTAL                              4,854,862
                FINANCIALS-4.9%
       12,000 1 Advance Paradigm, Inc.               630,000
       30,000 1 Americredit Corp.                    496,875
       11,500   HealthCare Financial
                Partners, Inc.                       388,125
        8,600   Metris Cos., Inc.                    525,675
       14,400 1 Scottish Annuity & Life
                Holdings Ltd.                        144,000
                TOTAL                              2,184,675
SHARES                                         VALUE
                COMMON STOCKS-continued
                HEALTH CARE-3.3%
       24,500 1 Mede America Corp.              $     637,000
       18,900 1 Sabratek Corp.                        308,306
       72,500 1 Theragenics Corp.                     525,625
                TOTAL                               1,470,931
                TECHNOLOGY-42.2%
       12,700 1 24/7 Media, Inc.                      565,150
       18,200 1 AVT Corp.                             494,812
        7,200 1 Allaire Corp.                         499,500
       13,000 1 AnswerThink Consulting
                Group, Inc.                           288,437
        7,400 1 Applied Materials, Inc.               396,825
        4,200 1 AppliedTheory Corp.                    85,050
       11,100 1 Atlantic Data Services,
                Inc.                                   44,400
        6,700 1 Broadcom Corp.                        516,737
       25,100 1 CBT Group PLC, ADR                    389,050
       14,700 1 Check Point Software
                Technologies Ltd.                     518,175
       22,000 1 Ciber, Inc.                           415,250
       13,100 1 Citrix Systems, Inc.                  556,750
       20,200 1 Cognizant Technology
                Solutions Corp.                       453,238
       25,300 1 Complete Business
                Solutions, Inc.                       566,088
        6,600 1 Comverse Technology, Inc.             423,225
       14,600 1 Concur Technologies, Inc.             527,425
       17,800 1 Credence Systems Corp.                457,238
       25,400 1 Cymer, Inc.                           463,550
       20,000 1 DSP Communications, Inc.              545,000
        4,400 1 Echostar Communications
                Corp., Class A                        441,375
       16,000 1 Etec Systems, Inc.                    494,000
       29,500 1 IMRglobal Corp.                       508,875
        7,100 1 Informatica Corp.                     200,575
          300 1 Inktomi Corp.                          35,925
        9,000 1 International Network
                Services                              342,000
          400 1 Marimba, Inc.                          24,300
       38,100 1 Mastech Corp.                         559,594
       55,600 1 Maxtor Corp.                          314,488
       15,200 1 Mercury Interactive Corp.             428,450
        7,500 1 Micrel, Inc.                          441,562
SHARES OR
PRINCIPAL
AMOUNT                                         VALUE
                COMMON STOCKS-continued
                TECHNOLOGY-CONTINUED
       15,800 1 Micromuse, Inc.                $     544,112
        4,000 1 Mindspring Enterprises,
                Inc.                                 387,750
       30,000 1 Mobius Management Systems,
                Inc.                                 270,000
       14,500 1 NeoMagic Corp.                       169,469
        7,200 1 Neon Systems, Inc.                   302,400
       10,800 1 New Era of Networks, Inc.            405,675
        7,700 1 Novellus Systems, Inc.               363,825
       16,000 1 ONYX Software Corp.                  374,000
       20,700 1 PRI Automation, Inc.                 513,619
       49,700 1 Pilot Network Services,
                Inc.                                 938,087
       10,600 1 RF Micro Devices, Inc.               592,275
       11,000 1 RoweCom, Inc.                        316,250
       12,900 1 Veeco Instruments, Inc.              496,650
        3,500 1 VerticalNet, Inc.                    397,250
        1,000 1 Vignette Corp.                        95,000
        9,100 1 Vitesse Semiconductor
                Corp.                                421,444
       34,000 1 Western Digital Corp.                269,875
                TOTAL                             18,854,725
                TRANSPORTATION-1.0%
       17,800   SkyWest, Inc.                        462,800
                TOTAL COMMON STOCKS
                (IDENTIFIED COST
                $34,179,571)                      41,925,970
                REPURCHASE AGREEMENTS-2.7%
                2
  $ 1,190,000   ABN AMRO, Inc., 4.94%,
                dated 4/30/1999, due
                5/3/1999 (at amortized
                cost)                              1,190,000
                U.S. TREASURY-2.2%
    1,000,000   United States Treasury
                Bill, 6/17/1999
                (identified cost $994,287)           994,574
                TOTAL INVESTMENTS
                (IDENTIFIED COST
                $36,363,858) 3                   $ 44,110,544


1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $36,363,858. The net unrealized appreciation of investments on a federal tax basis amounts to $7,746,686 which is comprised of $10,743,407 appreciation and $2,996,721 depreciation at April 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($44,585,590) at April 30, 1999.

The following acronyms are used throughout this portfolio:


ADR -American Depositary Receipt
PLC -Public Limited Company


See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

APRIL 30, 1999 (UNAUDITED)




ASSETS:
Total investments in
securities, at value
(identified and tax cost
$36,363,858)                                  $ 44,110,544
Cash                                                 3,313
Income receivable                                      163
Receivable for investments
sold                                               924,236
Receivable for shares sold                         151,625
Deferred organizational
costs                                               10,142
TOTAL ASSETS                                    45,200,023
LIABILITIES:
Payable for investments
purchased                       $ 573,918
Payable for shares
redeemed                           12,924
Payable for daily
variation margin                      442
Accrued expenses                   27,149
TOTAL LIABILITIES                                  614,433
Net assets for 2,798,848
shares outstanding                            $ 44,585,590
NET ASSETS CONSIST OF:
Paid in capital                               $ 35,608,679
Net unrealized
appreciation of
investments                                      7,830,160
Accumulated net realized
gain on investments and
futures contracts                                1,560,070
Distributions in excess of
net investment income                             (413,319)
TOTAL NET ASSETS                              $ 44,585,590
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($11,175,740 / 693,766
shares outstanding)                                 $16.11
Offering Price Per Share
(100/94.50 of $16.11) 1                             $17.05
Redemption Proceeds Per
Share                                               $16.11
CLASS B SHARES:
Net Asset Value Per Share
($28,749,177 / 1,810,284
shares outstanding)                                 $15.88
Offering Price Per Share                            $15.88
Redemption Proceeds Per
Share (94.50/100 of
$15.88) 1                                           $15.01
CLASS C SHARES:
Net Asset Value Per Share
($4,660,673 / 294,798
shares outstanding)                                 $15.81
Offering Price Per Share                            $15.81
Redemption Proceeds Per
Share (99.00/100 of
$15.81) 1                                           $15.65


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)





INVESTMENT INCOME:
Dividends                                       $      9,487
Interest                                              13,242
TOTAL INCOME                                          22,729
EXPENSES:
Investment advisory fee        $  188,200
Administrative personnel
and services fee                   91,740
Custodian fees                      5,218
Transfer and dividend
disbursing agent fees and
expenses                           72,196
Directors'/Trustees' fees           1,881
Auditing fees                       6,362
Legal fees                          1,780
Portfolio accounting fees          43,685
Distribution services fee-
Class B Shares                     90,061
Distribution services fee-
Class C Shares                     15,814
Shareholder services fee-
Class A Shares                     11,752
Shareholder services fee-
Class B Shares                     30,022
Shareholder services fee-
Class C Shares                      5,270
Share registration costs           25,416
Printing and postage               14,698
Insurance premiums                  2,476
Miscellaneous                      11,753
TOTAL EXPENSES                    618,324
WAIVERS:
Waiver of investment
advisory fee                     (182,276)
Net expenses                                         436,048
Net operating loss                                  (413,319)
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on
investments and futures
contracts                                          4,316,989
Net change in unrealized
appreciation of
investments and futures
contracts                                          9,230,316
Net realized and
unrealized gain on
investments and futures
contracts                                         13,547,305
Change in net assets
resulting from operations                       $ 13,133,986


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets





                                 SIX MONTHS
                                 ENDED             YEAR
                                 (unaudited)       ENDED
                                 APRIL 30,         OCTOBER 31,
                                 1999              1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net operating loss               $    (413,319)    $    (486,680)
Net realized gain (loss) on
investments and futures
contracts ($4,316,989 and
($2,591,507), respectively,
as computed for federal
tax purposes)                         4,316,989        2,756,919)
Net change in unrealized
appreciation of
investments and futures
contracts                             9,230,316       (2,744,645)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS            13,133,986       (5,988,244)
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
realized gains
Class A Shares                          -                 (1,113)
Class B Shares                          -                 (1,978)
Class C Shares                          -                   (293)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                         -                 (3,384)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                               28,794,446       42,004,648
Net asset value of shares
issued to shareholders in
payment of
distributions declared                  -                  2,778
Cost of shares redeemed             (25,618,970)     (20,028,392)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                          3,175,476       21,979,034
Change in net assets                 16,309,462       15,987,406
NET ASSETS:
Beginning of period                  28,276,128       12,288,722
End of period                     $  44,585,590    $  28,276,128


See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                              SIX MONTHS
                              ENDED              YEAR               PERIOD
                              (unaudited)        ENDED              ENDED
                              APRIL 30,          OCTOBER 31,        OCTOBER 31,
                              1999               1998               1997 1
NET ASSET VALUE, BEGINNING
OF PERIOD                     $11.19             $13.31             $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss             (0.11)             (0.20)  2          (0.05)
Net realized and
unrealized gain (loss) on
investments and futures
contracts                       5.03              (1.92)              3.37
TOTAL FROM INVESTMENT
OPERATIONS                      4.92              (2.12)              3.32
LESS DISTRIBUTIONS:
Distributions in excess of
net investment income            -                  -                (0.01)
Distributions from net
realized gain on
investments and futures
contracts                        -                (0.00)  3            -
TOTAL DISTRIBUTIONS              -                (0.00)  3          (0.01)
NET ASSET VALUE, END OF
PERIOD                        $16.11             $11.19             $13.31
TOTAL RETURN 4                 43.97%            (15.91%)            33.21%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 5                      2.73%  6           3.12%             10.71% 6
Net Operating Loss 5           (2.61%) 6          (2.92%)            (9.93%)6
Expenses (after
waivers/reimbursements)         1.76%  6           1.76%              1.74% 6
Net operating loss (after
waivers/reimbursements)        (1.64%) 6          (1.56%)            (0.96%)6
SUPPLEMENTAL DATA:
 Net assets, end of period
(000 omitted)                 $11,176            $7,549              $4,148
 Portfolio turnover                70%               91%                 97%


1 Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Amounts distributed per share do not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived or reimbursed. If such voluntary waivers and reimbursements had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                              SIX MONTHS
                              ENDED              YEAR               PERIOD
                              (unaudited)        ENDED              ENDED
                              APRIL 30,          OCTOBER 31,        OCTOBER 31,
                              1999               1998               1997 1
NET ASSET VALUE, BEGINNING
OF PERIOD                     $11.07             $13.27             $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss             (0.14)             (0.30)  2          (0.08)
Net realized and
unrealized gain (loss) on
investments and futures
contracts                       4.95              (1.90)              3.35
TOTAL FROM INVESTMENT
OPERATIONS                      4.81              (2.20)              3.27
LESS DISTRIBUTIONS:
Distributions in excess of
net investment income            -                   -               (0.00) 3
Distributions from net
realized gain on
investments and futures
contracts                        -                (0.00)  3            -
TOTAL DISTRIBUTIONS              -                (0.00)  3          (0.00) 3
NET ASSET VALUE, END OF
PERIOD                        $15.88             $11.07             $13.27
TOTAL RETURN 4                 43.45%            (16.56%)            32.75%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 5                      3.48% 6            3.83%              9.76%6
Net operating loss 5           (3.36%) 6          (3.65%)            (9.21%) 6
Expenses (after
waivers/reimbursements)         2.51% 6            2.51%              2.51% 6
Net operating loss (after
waivers/reimbursements)        (2.39% ) 6         (2.33%)            (1.96%) 6
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                $28,749             $17,783            $7,184
Portfolio turnover                70%                 91%               97%


1 Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Amounts distributed per share do not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived or reimbursed. If such voluntary waivers and reimbursements had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                              SIX MONTHS
                              ENDED              YEAR               PERIOD
                              (unaudited)        ENDED              ENDED
                              APRIL 30,          OCTOBER 31,        OCTOBER 31,
                              1999               1998               1997 1
NET ASSET VALUE, BEGINNING
OF PERIOD                     $11.02             $13.20             $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss             (0.16)             (0.29)  2          (0.06)
Net realized and
unrealized gain (loss) on
investments and futures
contracts                       4.95              (1.89)              3.26
TOTAL FROM INVESTMENT
OPERATIONS                      4.79              (2.18)              3.20
LESS DISTRIBUTIONS:
Distributions in excess of
net investment income            -                  -                (0.00) 3
Distributions from net
realized gain on
investments and futures
contracts                        -                (0.00)  3            -
TOTAL DISTRIBUTIONS              -                (0.00)  3          (0.00) 3
NET ASSET VALUE, END OF
PERIOD                         $15.81            $11.02             $13.20
TOTAL RETURN 4                  43.47%           (16.49%)            32.04%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 5                       3.48% 6           3.83%              9.76% 6
Net operating loss 5            (3.36%)6          (3.64%)            (9.18%)6
Expenses (after
waivers/reimbursements)          2.51% 6           2.51%              2.53% 6
Net operating loss (after
waivers/reimbursements)         (2.39%) 6         (2.32%)            (1.95%) 6
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                  $4,661            $2,944              $957
Portfolio turnover                 70%               91%               97%


1 Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Amounts distributed per share do not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived or reimbursed. If such voluntary waivers and reimbursements had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

APRIL 30, 1999 (UNAUDITED)

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Com pany Act of 1940, as amended (the "Act") as a diversified, open-ended manage ment investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Aggressive Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segre gated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide appreciation of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take posses sion, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repur chase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other rec ognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or stan dards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend Income and distributions to shareholders are recorded on the ex-dividend date.

Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

Income and capital gain distributions are determined in accordance with the income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security posi tions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securi ties. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays the broker a specified amount of cash based upon the changes in the variation margin account. For the period ended April 30, 1999, the Fund had realized losses of $4,875 on futures contracts.

At April 30, 1999, the Fund had outstanding futures contracts as set forth below:




EXPIRATION    CONTRACTS TO                UNREALIZED
DATE          RECEIVE          POSITION   APPRECIATION
June 1999     5 Russell 2000   Long            $83,474


Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and rev enues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:




                              SIX MONTHS ENDED                YEAR ENDED
                              APRIL 30, 1999                  OCTOBER 31, 1998
CLASS A SHARES:               SHARES       AMOUNT             SHARES             AMOUNT
Shares sold                    702,941     $  9,725,328        1,555,844         $  19,799,352
Shares issued to
shareholders in payment of
distributions declared           -                -                   77                   997
Shares redeemed               (683,870)      (9,459,879)      (1,192,806)          (14,847,728)
NET CHANGE RESULTING FROM
CLASS A SHARE
TRANSACTIONS                    19,071     $    265,449          363,115         $   4,952,621

                              SIX MONTHS ENDED                YEAR ENDED
                              APRIL 30, 1999                  OCTOBER 31, 1998
CLASS B SHARES:               SHARES       AMOUNT             SHARES             AMOUNT
Shares sold                    733,599     $  9,825,975        1,432,908         $  18,824,917
Shares issued to
shareholders in payment of
distributions declared           -              -                    138                 1,781
Shares redeemed               (529,904)      (7,229,812)        (367,697)           (4,278,757)
NET CHANGE RESULTING FROM
CLASS B SHARE
TRANSACTIONS                   203,695     $  2,596,163        1,065,349         $  14,547,941

                              SIX MONTHS ENDED                YEAR ENDED
                              APRIL 30, 1999                  OCTOBER 31, 1998
CLASS C SHARES:               SHARES       AMOUNT             SHARES             AMOUNT
Shares sold                    674,472     $  9,243,143        264,256           $   3,380,379
Shares issued to
shareholders in payment of
distributions declared          -                -               -                       -
Shares redeemed               (646,899)      (8,929,279)       (69,542)               (901,907)
NET CHANGE RESULTING FROM
CLASS C SHARE
TRANSACTIONS                    27,573     $    313,864        194,714           $   2,478,472
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS             250,339     $  3,175,476      1,623,178           $  21,979,034


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administra tive Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Feder ated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.




                   PERCENTAGE OF
                   AVERAGE DAILY
                   NET ASSETS
SHARE CLASS NAME   OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%


For the period ended April 30, 1999, the Class A Shares did not incur a 12b- 1 fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Share holder Services ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disburs ing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $13,912 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended April 30, 1999, the Fund expensed $314 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1999, were as follows:




Purchases   $27,713,400
Sales       $26,487,935


YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking mea sures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

JOHN F. CUNNINGHAM

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

GLEN R. JOHNSON

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other gov ernment agency. Investment in mutual funds involves investment risk, includ ing the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts con cerning its objective and policies, management fees, expenses, and other information.

[Graphic]
 Federated
 World-Class Investment Manager
 SEMI-ANNUAL REPORT
 AS OF APRIL 30, 1999


Federated Aggressive Growth Fund

Established 1996

2ND SEMI-ANNUAL REPORT

 [Graphic]
 Federated
 Federated Aggressive Growth Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Cusip 314172875

Cusip 314172867

Cusip 314172859

G02072-01 (6/99)

 [Graphic]


SEMI-ANNUAL REPORT

[Graphic]

GLEN R. JOHNSON

President

Federated Capital Appreciation Fund

President's Message

Dear Shareholder:

Federated Capital Appreciation Fund was created in 1977, and I am pleased to present its 23rd Semi-Annual Report. As of April 30, 1999, the fund's total net assets of $297.6 million were spread across 123 issues of mid-cap and large-cap corporations. Many of these companies are household names such as America Online, MCI Worldcom, Eastman Kodak, Microsoft, and Cisco Systems. These companies have price-to-earnings ratios on average of 26X and average growth rates of 21%. These securities were selected for their capital appre ciation potential and can be very volatile.

This report covers the first half of the fund's fiscal year which is the six-month period from November 1, 1998 to April 30, 1999. It begins with an interview with the fund's portfolio manager, Arthur J. Barry, Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's highly diversified stock holdings, and third is the publication of the fund's financial statements.

During the reporting period, the stock market's upward momentum continued to be led by large-cap growth stocks and Internet stocks. Thanks to both sector weightings and security selection, many of the fund's holdings increased sub stantially in value. This in turn produced a strong total return which was superior to the total returns of the Lipper Growth Funds Average, the Lipper Capital Appreciation Funds Average, and the Standard & Poor's ("S&P") 500 Index ("S&P 500"). 1

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as fall ing into the respective categories indicated. These figures do not reflect sales charges. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Individual share class total return performance for the six-month reporting period, including capital appreciation, income distributions and realized gains, follows. 2

                 TOTAL RETURN   INCOME   CAPITAL GAINS   NET ASSET VALUE INCREASE
Class A Shares   30.20%         $0.04    $0.82           $18.73 to $23.42 = 25%
Class B Shares   29.68%         $0.00    $0.82           $18.62 to $23.22 = 25%
Class C Shares   29.70%         $0.00    $0.82           $18.61 to $23.21 = 25%


Of course, we continue to see significant day-to-day volatility in the stock market. Regardless of the market's fluctuations, over time, you have two easy ways to increase your opportunity to participate in the growth and earnings of high-quality U.S. corporations. First, you can reinvest your dividends and capital gains automatically in additional shares to help your shares increase in number through the benefit of compounding. Second, you can "pay yourself first," by adding to your account on a regular basis through a sys tematic investment program. This program withdraws a specific amount from your checking account on a regular basis to purchase more fund shares. Buying shares regularly, (i.e., monthly additions of the same dollar amount) auto matically accumulates more shares in your account at lower prices. 3 Please contact your investment representative for more information, and please note that the fund's share price has been volatile and that may make it suitable for regular investments.

Thank you for entrusting a portion of your wealth to Federated Capital Appre ciation Fund. We welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson

President

June 15, 1999

2 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 23.04%, 24.18% and 28.70%, respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost-averaging involves continuous investment regardless of fluctuating price levels, investors should con sider their financial ability to continue purchasing during periods of low price levels.

[Graphic]

ARTHUR J. BARRY, CFA

Vice President

Federated Investment Management Company

Investment Review

OVERALL, THE FIRST HALF OF THE FUND'S FISCAL YEAR WAS STRONG FOR STOCKS, WITH LARGE-CAP STOCKS AND INTERNET ISSUES IN PARTICULAR LEADING THE WAY. WHAT ARE YOUR COMMENTS?

After touching bottom on October 8, 1998, the equity market quickly resumed its upward momentum, culminating in a record high by year-end 1998. The Fed eral Reserve Board (the "Fed") helped to ease the financial liquidity crisis-highlighted by Long Term Capital Management's problems-by lowering interest rates. This move restored not only confidence, but overwhelming enthusiasm for financial instruments, despite the prospect for weak earnings. The tech nology sector led the way with the major indexes up between 40%-50% for the fourth quarter of 1998. The expectation for a strong electronic commerce (e- commerce) Christmas provided fuel to the Internet fire.

The breadth of the advance was broad across small-cap, mid-cap and large-cap stocks. Mid-cap stocks outperformed due to America Online's ("AOL") 220% climb in the fourth quarter of 1998. By year-end, the stock comprised 7% of the S&P 400 Mid Cap Index, 1 and thus the index was very sensitive to AOL's price movements. Along with the technology sector, the investment banking and retail sectors performed particularly well in late 1998. On the other hand, energy-related issues performed poorly as OPEC failed to agree on production cuts in order to lift oil prices. Growth stocks continued to dominate value stocks, as expected, aided by the strong rally in technology stocks.

1 The S&P 400 Mid Cap Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range of the U.S. stock market. Investments cannot be made in an index.

Turning to 1999, in general, if you did not own large-cap growth or Internet stocks, you probably trailed the market. The S&P 500 oscillated mostly between (1.00%) and 4.00% during the first two months of 1999 before breaking out of this range in March.

Interest rates played a role in the market's trendless performance over the first couple of months of 1999. Interest rates, as defined by the 30-year Treasury, began the first quarter at 5.10% but increased to 5.60% by the end of March, with most of the increase occurring in February. Fear that the economy was too strong, energy prices were rising, and the Asia-Pacific region would resume its growth, all contributed to a fear that Fed Chairman Alan Greenspan would have to raise rates. In March 1999, rates leveled off as investors thought spending was only seasonally strong, and productivity would help keep inflation tame. We tend to believe in the latter analysis, but the situation is fluid as new information is being processed every day.

Ultimately, it was a positive reporting period, particularly among large-cap stocks. For the six-month reporting period ended April 30, 1999, the S&P 500 produced a return of 22.32%, while mid-cap stocks as represented by the S&P 400 Mid Cap Index and small-cap stocks as represented by the S&P 600 Small Cap Index 2 returned 18.86% and 9.03%, respectively.

HOW DID FEDERATED CAPITAL APPRECIATION FUND PERFORM FOR ITS SHAREHOLDERS FOR THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 1999?

For the six-month reporting period ended April 30, 1999, the fund's Class A, B, and C Shares produced total returns of 30.20%, 29.68% and 29.70%, respectively, based on net asset value. 3 The fund's returns were greater than the 23.07% total return of the Lipper Growth Funds Average, as well as the 27.00% total return of the Lipper Capital Appreciation Funds Average for the same six-month reporting period.

2 The S&P 600 Small Cap Index is an unmanaged, capitalization-weighted index of stocks representing all major industries in the small-cap range of the U.S. stock market. Investments cannot be made in an index.

3 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 23.04%, 24.18% and 28.70%, respectively.

WHAT SECTORS AND HOLDINGS ACCOUNTED FOR THE FUND'S OUTPERFORMANCE?

The fund's best relative performance came from the communication services sector as both METRONET COMMUNICATIONS (1.16% of net assets) and FRONTIER CORP. (1.58% of net assets) were acquired and IXC COMMUNICATIONS (0.87% of net assets) has put itself up for sale. Other sectors that performed well for the fund were technology and utilities. The utilities sector performed well due to our position in MONTANA POWER (1.38% of net assets), as it continued to remake itself into a telecommunications company. Other top contributors were AMERICA ONLINE (2.16% of net assets), E*TRADE GROUP (0.85% of net assets) and ABERCROMBIE & FITCH (1.12% of net assets).

WHAT INDUSTRY SECTORS ARE YOU UNDERWEIGHTING AND OVERWEIGHTING IN THE FUND?

During the fourth quarter of 1998, we became more aggressive as we thought the market would rally in December 1998 and January 1999. We raised our expo sure to the health care and technology sectors, while still maintaining an overweighted position in the basic materials and utilities sectors. We also reduced exposure to the energy and consumer staples sectors, and we continue to remain underweighted. We currently remain overweighted in the utilities, basic materials, and communication services sectors.

On April 30, 1999, the portfolio had 55% of invested assets in large-cap stocks and 45% in mid-cap stocks; it is equally weighted in "value" versus "growth" stocks.

WHAT WERE SOME OF THE FUND'S RECENT PURCHASES?

Our recent purchases included the following:

TRUE NORTH COMMUNICATIONS (TNO) (0.86% of net assets): TNO is the sixth larg est global advertising agency. Larger agencies are taking market share, although TNO is growing with the industry. TNO was extremely inexpensive, especially when adjusting for its Internet holdings. We hope to see an accel eration in TNO's growth rate or an acquisition with TNO being either the acquiree or acquirer.

FRONTIER CORP. (1.58% of net assets): Frontier cut its dividend during the quarter, creating an excellent buying opportunity. The company has strong assets and a relatively new management team who we believed will realize that value. After our purchase, Frontier agreed to be acquired by Global Crossing Ltd., another of the fund's holdings.

SEPRACOR (convertible bond, 0.46% of net assets): Sepracor has developed technology to make existing drugs more efficacious by removing the isomer that causes side effects. Sepracor has been awarded patents for improved ver sions of existing drugs and is working with some pharmaceutical companies to reformulate their products.

CINCINNATI BELL (0.95% of net assets): After spinning off its Convergys sub sidiary, Cincinnati Bell is a pure local telephone service provider in south western Ohio. This company is cheap compared to the major regional Bell operating companies, and we believe it to be an attractive acquisition candi date.

MONSANTO (convertible preferred, 0.70% of net assets): Monsanto's pending merger with American Home Products was called and the stock plummeted. At the time of purchase, Monsanto was very inexpensive on a price/sales valuation. Meanwhile, the development of its COX II inhibitor, Celebrex, has progressed well. This drug, which treats arthritis, along with Merck's Vioxx, are poten tial blockbusters and the most anticipated drugs of 1999.

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF APRIL 30, 1999, AND WHAT WERE THE INDUSTRY WEIGHTINGS?

                                 PERCENTAGE OF
NAME                             NET ASSETS
America Online, Inc.              2.16%
MCI Worldcom, Inc.                1.59%
Frontier Corp.                    1.58%
Morgan Stanley Dean Witter        1.58%
Cisco Systems, Inc.               1.57%
Pacific Gateway Exchange, Inc.    1.53%
Eastman Kodak Co.                 1.50%
Montana Power Co.                 1.38%
Microsoft Corp.                   1.37%
Tyco International, Ltd.          1.29%
TOTAL                            15.55%

                         PERCENTAGE OF    PERCENTAGE OF
SECTOR                   NET ASSETS       S&P 500
Technology                20.0%            20.1%
Financials                11.9%            16.5%
Communication Services    11.5%             8.5%
Consumer Cyclicals        10.4%             9.0%
Health Care               10.2%            10.9%
Consumer Staples           9.4%            13.2%
Capital Goods              7.7%             8.2%
Utilities                  6.0%             2.8%
Basic Materials            5.7%             3.6%
Energy                     4.2%             6.2%
Transportation             1.3%             1.1%
Other                      2.9%               -


AS WE REACH MID-YEAR, WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET?

The six-month reporting period has been incredibly strong for the equity mar kets, and a breather is probably in order. Large-cap growth stocks are great stories, but the stocks are rich. The deep cyclicals have had a powerful move upwards, and also most likely need to pause. We expect a consolidation or a trading range for the next few months, unless the Fed decides to act on its "bias" and actually move interest rates upward, which would be a negative. For our part, we will continue to buy the best stocks we can find in both large-cap and mid-cap arenas.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $23,000 IN THE CLASS A SHARES OF FEDERATED CAPITAL APPRECIATION FUND ON 1/1/77, REINVESTED DIVIDENDS AND CAP ITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $534,659 ON 4/30/99. YOU WOULD HAVE EARNED A 15.13% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/99, Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 7.90%, 21.30%, and 15.65%, respectively. Class B Shares' average annual 1-year and since inception (1/4/96) total returns were 7.81% and 21.86%, respectively. Class C Shares' average annual 1-year and since inception (1/4/96) total returns were 12.26% and 22.44%, respectively. 2

[Graphic representation "A1" omitted - see Appendix.]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 22 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $186,135.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Feder ated Capital Appreciation Fund on 1/1/77, reinvested your dividends and cap ital gains, and did not redeem any shares, you would have invested only $23,000 but your account would have reached a total value of $186,135 1 by 4/30/99. You would have earned an average annual total return of 15.83%.

A practical investment plan helps you pursue long-term performance from growth-oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation "A2" omitted - see Appendix.]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile-

Investing for a College Education

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their child. On April 30, 1989, they invested $5,000 in the Class A Shares of Federated Cap ital Appreciation Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $99,905. This represents a 17.60% average annual total return. For the Rices, a dedicated program of monthly investment really paid off.

[Graphic representation "A3" omitted - see Appendix.]

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

APRIL 30, 1999 (UNAUDITED)

SHARES                                                  VALUE
                COMMON STOCKS-91.2%
                BASIC MATERIALS-4.7%
      106,500   Corn Products
                International, Inc.             $   3,075,188
       36,000 1 Level 3 Communications,
                Inc.  3,242,250
       38,300   Martin Marietta Materials           2,367,419
       39,000   Southdown, Inc.                     2,498,438
      220,000   USEC, Inc.                          2,736,250
                TOTAL                              13,919,545
                CAPITAL GOODS-7.7%
      140,000 1 Allied Waste Industries, Inc.       2,476,250
       30,000   General Electric Co.                3,165,000
       88,600   HON Industries, Inc.                2,392,200
       26,000   Koninklijke (Royal)
                Philips Electronics NV, ADR         2,219,750
      100,000 1 Orbital Sciences Corp.              2,106,250
      140,900 1 Republic Services, Inc.             2,897,256
       76,923 1 Solectron Corp.                     3,730,766
       47,212   Tyco International Ltd.             3,835,975
                TOTAL                              22,823,447
                COMMUNICATION SERVICES-11.5%
       69,813   AT&T Corp.                          3,525,556
       49,089 1 AT&T Corp. - Liberty Media
                Group, Inc., Class A                3,135,560
      125,000   Cincinnati Bell, Inc.               2,828,125
       85,000   Frontier Corp.                      4,690,938
       45,000   GTE Corp.                           3,012,188
       30,400 1 Global Crossing Ltd.                1,641,600
       65,000 1 IXC Communications, Inc.            2,575,625
       57,707 1 MCI Worldcom, Inc.                  4,742,794
       62,100 1 MetroNet Communications
                Corp., Class B                      3,446,550
      114,000 1 Pacific Gateway Exchange, Inc.      4,560,000
                TOTAL                              34,158,936
SHARES                                                  VALUE
                COMMON STOCKS-continued
                CONSUMER CYCLICALS-8.2%
       35,000 1 Abercrombie & Fitch Co.,
                Class A                        $    3,329,375
       54,000   Black & Decker Corp.                3,064,500
      229,100 1 Dal-Tile International, Inc.        2,577,375
        7,000 1 DoubleClick, Inc.                     978,687
      131,744   Hollinger International, Inc.       1,852,650
       52,000   Home Depot, Inc.                    3,116,750
       87,000   Mattel, Inc.                        2,251,125
       17,000   Omnicom Group, Inc.                 1,232,500
       19,000 1 Rambus, Inc.                        1,142,375
       27,000 1 Tommy Hilfiger Corp.                1,886,625
       95,000   True North Communications,
                Inc.                                2,565,000
       10,000 1 Value America, Inc.                   394,375
                TOTAL                              24,391,337
                CONSUMER STAPLES-8.4%
       10,000 1 Adelphia Communications
                Corp., Class A                        682,500
      101,000   Bergen Brunswig Corp.,
                Class A                             1,919,000
       20,000   Clorox Co.                          2,307,500
       58,300   Dial Corp.                          1,982,200
       80,000   Earthgrains Co.                     1,695,000
       36,000 1 Jacor Communications,
                Inc., Class A                       2,889,000
       38,500 1 Meyer (Fred), Inc.                  2,083,812
       56,000   PepsiCo, Inc.                       2,068,500
       46,000   Philip Morris Cos., Inc.            1,612,875
       72,900   RJR Nabisco Holdings Corp.          1,877,175
       37,500 1 Safeway, Inc.                       2,022,656
       33,000 1 Suiza Foods Corp.                   1,239,563
      121,800 1 The Pepsi Bottling Group,
                Inc.                                2,565,413
                TOTAL                              24,945,194
SHARES                                                  VALUE
                COMMON STOCKS-continued
                ENERGY-4.2%
       29,369   BP Amoco PLC, ADR              $    3,324,204
       50,500 1 Cooper Cameron Corp.                1,950,563
       68,200   Halliburton Co.                     2,907,025
       28,400   Mobil Corp.                         2,974,900
       37,000   Sunoco, Inc.                        1,322,750
                TOTAL                              12,479,442
                FINANCIALS-11.9%
       70,000   Ace, Ltd.                           2,117,500
       62,000   Allstate Corp.                      2,255,250
       16,000   American Express Co.                2,091,000
       27,000   CIGNA Corp.                         2,354,062
        6,500   Capital One Financial Corp.         1,128,969
       26,000   Chase Manhattan Corp.               2,151,500
       46,599   Citigroup, Inc.                     3,506,575
       55,000   Conseco, Inc.                       1,735,938
       22,000 1 E*Trade Group, Inc.                 2,541,000
       47,290   Morgan Stanley, Dean
                Witter & Co.                        4,690,577
       67,000   Nationwide Financial
                Services, Inc., Class A             3,107,125
       57,500   UNUM Corp.                          3,140,938
       50,000   UnionBanCal Corp.                   1,706,250
       71,000   Wells Fargo Co.                     3,066,312
                TOTAL                              35,592,996
                HEALTH CARE-9.7%
       50,000 1 Agouron Pharmaceuticals,
                Inc.                                2,953,125
       49,200   American Home Products
                Corp.                               3,001,200
       40,000 1 Amgen, Inc.                         2,457,500
       68,000   AstraZeneca PLC, ADR                2,669,000
       40,000   Baxter International, Inc.          2,520,000
       51,000   Bristol-Myers Squibb Co.            3,241,687
       24,200   Johnson & Johnson                   2,359,500
       30,000   Merck & Co., Inc.                   2,107,500
       99,000 1 Oxford Health Plans, Inc.           1,973,812
       43,000   Smithkline Beecham Corp.,
                ADR                                 2,824,562
       62,300   Teva Pharmaceutical
                Industries Ltd., ADR                2,850,225
                TOTAL                              28,958,111
SHARES                                                  VALUE
                COMMON STOCKS-continued
                TECHNOLOGY-20.0%
       95,000 1 Adaptec, Inc.                  $    2,285,937
       45,000 1 America Online, Inc.                6,423,750
       66,400 1 Apple Computer, Inc.                3,054,400
       41,000 1 Cisco Systems, Inc.                 4,676,562
       46,000 1 Citrix Systems, Inc.                1,955,000
       90,000 1 Crown Castle International
                Corp.                               1,721,250
       42,000 1 DST Systems, Inc.                   2,446,500
       73,800 1 Data General Corp.                    862,537
       58,000 1 Dell Computer Corp.                 2,388,875
       33,400 1 EMC Corp. Mass                      3,638,512
       60,000   Eastman Kodak Co.                   4,477,500
       16,500 1 Exodus Communications, Inc.         1,487,063
        6,000 1 Inktomi Corp.                         718,500
       24,000   Intel Corp.                         1,468,500
       17,500 1 Lexmark Intl. Group, Class A        2,161,250
      100,000 1 Loral Space &
                Communications                      1,950,000
       44,000   Lucent Technologies, Inc.           2,645,500
        2,800 1 Marimba, Inc.                         170,100
      105,000 1 Mastech Corp.                       1,542,187
       50,000 1 Microsoft Corp.                     4,065,625
       38,500   Northern Telecom Ltd.               2,625,219
        8,200 1 Razorfish, Inc.                       356,700
       38,000 1 RF Micro Devices, Inc.              2,123,250
        1,500 1 Rhythms NetConnections,
                Inc.                                  123,750
       47,000 1 Sun Microsystems, Inc.              2,811,187
        6,500 1 Vignette Corp.                        617,500
       24,500 1 WorldGate Communications,
                Inc.                                  698,250
                TOTAL                              59,495,404
SHARES OR
PRINCIPAL
AMOUNT                                                  VALUE
                COMMON STOCKS-continued
                TRANSPORTATION-0.2%
       13,200   CNF Transportation, Inc.       $      576,675
                UTILITIES-4.7%
       46,900   Enron Corp.                         3,529,225
       55,000   Montana Power Co.                   4,100,938
       76,200   Peco Energy Co.                     3,614,737
      120,000   SCANA Corp.                         2,820,000
                TOTAL                              14,064,900
                TOTAL COMMON STOCKS
                (IDENTIFIED COST
                $177,618,187)                     271,405,987
                CORPORATE BONDS-1.8%
                CONSUMER CYCLICALS-1.3% $ 2,200,000 Costco Cos., Inc., Conv.
                Bond, 8/19/2017                     2,104,300
    1,060,000 2 Omnicom Group, Inc., Conv.
                Bond, 2.25%, 1/6/2013               1,740,181
                TOTAL                               3,844,481
                HEALTH CARE-0.5% 725,000 Sepracor, Inc., Conv.
                Bond, 6.25%, 2/15/2005              1,383,880
                TOTAL CORPORATE BONDS
                (IDENTIFIED COST
                $3,622,861)                         5,228,361
                PREFERRED STOCKS-5.3%
                BASIC MATERIALS-1.0%
      165,000   Dimon, Inc., Conv. Pfd.,
                $2.01                                 928,125
       45,000   Monsanto Co., Conv. Pfd.,
                $2.60                               2,072,813
                TOTAL                               3,000,938
                CONSUMER CYCLICALS-0.9%
       41,000   Premier Parks, Inc., Conv.
                Pfd., $4.05                         2,603,500
                CONSUMER STAPLES-1.0%
       37,800   Ralston Purina Co., SAILS,
                $1.08                               1,757,700
       32,500 2 Suiza Foods Corp., Conv.
                Pfd., $2.75                         1,185,860
                TOTAL                               2,943,560
SHARES OR
PRINCIPAL
AMOUNT                                                  VALUE
                PREFERRED STOCKS-continued
                TRANSPORTATION-1.1%
       37,500   CNF Transportation, Inc.,
                Cumulative Conv. Pfd.,
                Series A, $2.50                $    2,343,750
       18,800 2 Union Pacific Corp., Conv.
                Pfd., $3.13                         1,032,383
                TOTAL                               3,376,133
                UTILITIES-1.3% 33,000 K N Energy, Inc., Conv.
                Pfd., $3.55                         1,138,500
       54,500   Texas Utilities Co.,
                Cumulative PRIDES, $4.63            2,803,344
                TOTAL                               3,941,844
                TOTAL PREFERRED STOCKS
                (IDENTIFIED COST
                $17,195,432)                       15,865,975
                REPURCHASE AGREEMENT -2.9% 3
 $  8,620,000   ABN AMRO, Inc., 4.94%,
                dated 4/30/1999, due
                5/3/1999 (at amortized
                cost)                               8,620,000
                TOTAL INVESTMENTS
                (IDENTIFIED COST
                $207,056,480) 4                 $ 301,120,323


1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At April 30, 1999, these securities amounted to $3,958,424 which represents 1.3% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $207,056,480. The net unrealized appreciation of investments on a federal tax basis amounts to $94,063,843 which is comprised of $101,556,933 appreciation and $7,493,090 depreciation at April 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($297,640,681) at April 30, 1999.

The following acronyms are used throughout this portfolio:

ADR -American Depositary Receipt
PRIDES -Preferred Redeemable Increased Dividend Equity Securities
SAILS -Stock Appreciation Income Linked Security

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

APRIL 30, 1999 (UNAUDITED)

ASSETS:
Total investments in
securities, at value
(identified and tax cost
$207,056,480)                                   $ 301,120,323
Cash                                                    1,213
Income receivable                                     277,532
Receivable for investments
sold                                                3,736,431
Receivable for shares sold                            870,496
TOTAL ASSETS                                      306,005,995
LIABILITIES:
Payable for investments
purchased                       $ 8,254,280
Payable for shares
redeemed                             34,463
Payable for taxes withheld            1,039
Accrued expenses                     75,532
TOTAL LIABILITIES                                   8,365,314
Net assets for 12,741,710
shares outstanding                              $ 297,640,681
NET ASSETS CONSIST OF:
Paid in capital                                 $ 188,726,774
Net unrealized
appreciation of
investments                                        94,063,843
Accumulated net realized
gain on investments                                14,823,317
Undistributed net
investment income                                      26,747
TOTAL NET ASSETS                                $ 297,640,681
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($212,588,586 / 9,079,142
shares outstanding)                                    $23.42
Offering Price Per Share
(100/94.50 of $23.42) 1                                $24.78
Redemption Proceeds Per
Share                                                  $23.42
CLASS B SHARES:
Net Asset Value Per Share
($75,413,234 / 3,247,280
shares outstanding)                                    $23.22
Offering Price Per Share                               $23.22
Redemption Proceeds Per
Share (94.50/100 of
$23.22) 1                                              $21.94
CLASS C SHARES:
Net Asset Value Per Share
($9,638,861 / 415,288
shares outstanding)                                    $23.21
Offering Price Per Share                               $23.21
Redemption Proceeds Per
Share (99.00/100 of
$23.21) 1                                              $22.98


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $12,730)                   $  1,739,177
Interest                                          305,156
TOTAL INCOME                                    2,044,333
EXPENSES:
Investment advisory fee        $ 937,975
Administrative personnel
and services fee                  91,740
Custodian fees                     8,086
Transfer and dividend
disbursing agent fees and
expenses                          85,917
Directors'/Trustees' fees          1,984
Auditing fees                      8,033
Legal fees                         1,041
Portfolio accounting fees         43,541
Distribution services fee-
Class B Shares                   226,739
Distribution services fee-
Class C Shares                    26,383
Shareholder services fee-
Class A Shares                   228,284
Shareholder services fee-
Class B Shares                    75,580
Shareholder services fee-
Class C Shares                     8,794
Share registration costs          31,792
Printing and postage              21,224
Insurance premiums                 2,232
Miscellaneous                      1,984
TOTAL EXPENSES                                  1,801,329
Net investment income                             243,004
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investments                                    14,835,873
Net change in unrealized
appreciation of
investments                                    49,818,424
Net realized and
unrealized gain on
investments                                    64,654,297
Change in net assets
resulting from operations                    $ 64,897,301


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

                                    SIX MONTHS
                                         ENDED                  YEAR
                                   (unaudited)                 ENDED
                                     APRIL 30,           OCTOBER 31,
                                          1999                  1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net investment income            $     243,004       $       575,456
Net realized gain on
investments ($14,835,873
and $9,401,664,
respectively,
as computed for federal tax
purposes)                           14,835,873             9,739,436
Net change in unrealized
appreciation
(depreciation) of
investments                         49,818,424            (1,668,574)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           64,897,301             8,646,318
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income
Class A Shares                        (302,825)             (930,172)
Class B Shares                               -               (23,332)
Class C Shares                               -                (4,448)
Distributions from net
realized gains on
investments
Class A Shares                      (6,933,488)          (17,245,708)
Class B Shares                      (2,217,536)           (2,692,221)
Class C Shares                        (250,672)             (311,507)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                     (9,704,521)          (21,207,388)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              66,576,058            97,596,378
Net asset value of shares
issued to shareholders in
payment of
distributions declared               5,646,006             9,343,176
Cost of shares redeemed            (43,488,707)          (53,089,335)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        28,733,357            53,850,219
Change in net assets                83,926,137            41,289,149
NET ASSETS:
Beginning of period                213,714,544           172,425,395
End of period (including
undistributed net
investment income of
$26,747 and $86,568,
respectively)                    $ 297,640,681       $   213,714,544


See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) 1

                              SIX MONTHS
                                   ENDED                                      PERIOD
                             (unaudited)               YEAR ENDED              ENDED            YEAR ENDED
                               APRIL 30,               OCTOBER 31,       OCTOBER 31,            DECEMBER 31, 3
                                    1999           1998         1997            1996 2        1995        1994
NET ASSET VALUE,
BEGINNING OF PERIOD               $18.73         $20.08       $16.17          $14.60        $11.47      $11.90
INCOME FROM
INVESTMENT OPERATIONS:
Net investment income               0.04           0.09         0.09            0.04          0.18        0.20
Net realized and
unrealized gain (loss)
on investments                      5.51           1.01         4.85            1.89          4.07       (0.24)
TOTAL FROM
INVESTMENT OPERATIONS               5.55           1.10         4.94            1.93          4.25       (0.04)
LESS DISTRIBUTIONS:
Distributions from net
investment income                  (0.04)         (0.12)       (0.11)          (0.03)        (0.18)      (0.19)
Distributions from net
realized gain on
investments                        (0.82)         (2.33)       (0.92)          (0.33)        (0.94)      (0.20)
TOTAL DISTRIBUTIONS                (0.86)         (2.45)       (1.03)          (0.36)        (1.12)      (0.39)
NET ASSET VALUE,
END OF PERIOD                     $23.42         $18.73       $20.08          $16.17        $14.60      $11.47
TOTAL RETURN 4                     30.20%          6.23%       32.10%          13.36%        37.17%      (0.30%)

RATIOS TO AVERAGE
NET ASSETS:
Expenses 5                          1.24%  6       1.31%        1.30%           1.50%  6      1.23%       1.15%
Net investment income 5             0.40%  6       0.42%        0.78%           0.04%  6      1.14%       1.63%
Expenses (after waivers)            1.24%  6       1.29%        1.23%           1.23%  6      1.08%       1.15%
Net investment income
(after waivers)                     0.40%  6       0.44%        0.85%           0.31%  6      1.29%       1.63%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                   $212,589       $158,587     $148,175        $108,804       $98,200     $81,377
Portfolio turnover                    31%            68%          85%             79%           81%         23%


1 All years prior to 1998 have been restated to reflect a 6-for-1 stock split effective as of October 29, 1997.

2 Reflects operations for the period from January 1, 1996 (start of business) to October 31, 1996.

3 Amounts presented prior to January 1, 1996 represent results of operations for Federated Exchange Fund, Ltd.

4 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) 1

                                                       SIX MONTHS
                                                            ENDED                                      PERIOD
                                                      (unaudited)                                       ENDED
                                                        APRIL 30,         YEAR ENDED OCTOBER 31,  OCTOBER 31,
                                                             1999           1998         1997            1996 2
NET ASSET VALUE, BEGINNING OF PERIOD                       $18.62         $20.04       $16.12          $14.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(net operating loss)                  (0.02)         (0.03)        0.12           (0.04)  3
Net realized and unrealized gain on investments              5.44           0.96         4.72            1.80
TOTAL FROM INVESTMENT OPERATIONS                             5.42           0.93         4.84            1.76
LESS DISTRIBUTIONS:
Distributions from net investment income                        -          (0.02)           -           (0.01)
Distributions from net realized gain on investments         (0.82)         (2.33)       (0.92)          (0.33)
TOTAL DISTRIBUTIONS                                         (0.82)         (2.35)       (0.92)          (0.34)
NET ASSET VALUE, END OF PERIOD                             $23.22         $18.62       $20.04          $16.12
TOTAL RETURN 4                                              29.68%          5.20%       31.65%          12.00%

RATIOS TO AVERAGE NET ASSETS:
Expenses 5                                                   1.99%  6       2.06%        2.04%           2.25%  6
Net investment income/(net operating loss) 5                (0.35%) 6      (0.33%)       0.01%          (0.63%) 6
Expenses (after waivers)                                     1.99%  6       2.04%        1.98%           1.98%  6
Net investment income/(net operating loss)
(after waivers)                                             (0.35%) 6      (0.31%)       0.07%          (0.36%) 6
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                   $75,413        $49,242      $21,636          $6,369
Portfolio turnover                                             31%            68%          85%             79%


1 All years prior to 1998 have been restated to reflect a 6-for-1 stock split effective as of October 29, 1997.

2 Reflects operations for the period from January 4, 1996 (date of initial public offering) to October 31, 1996.

3 Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares out standing during the period.

4 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) 1

                                                        SIX MONTHS
                                                             ENDED                                    PERIOD
                                                       (unaudited)                                     ENDED
                                                         APRIL 30,      YEAR ENDED OCTOBER 31,   OCTOBER 31,
                                                              1999          1998        1997            1996 2
NET ASSET VALUE, BEGINNING OF PERIOD                        $18.61        $19.95      $16.13          $14.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(net operating loss)                   (0.02)        (0.04)       0.13           (0.04)  3
Net realized and unrealized gain on investments               5.44          1.05        4.61            1.81
TOTAL FROM INVESTMENT OPERATIONS                              5.42          1.01        4.74            1.77
LESS DISTRIBUTIONS:
Distributions from net investment income                         -         (0.02)          -           (0.01)
Distributions from net realized gain on investments          (0.82)        (2.33)      (0.92)          (0.33)
TOTAL DISTRIBUTIONS                                          (0.82)        (2.35)      (0.92)          (0.34)
NET ASSET VALUE, END OF PERIOD                              $23.21        $18.61      $19.95          $16.13
TOTAL RETURN 4                                               29.70%         5.67%      30.90%          12.05%

RATIOS TO AVERAGE NET ASSETS:
Expenses 5                                                    1.99%  6      2.06%       2.04%           2.25%  6
Net investment income/(net operating loss) 5                 (0.35%) 6     (0.33%)      0.02%          (0.64%) 6
Expenses (after waivers)                                      1.99%  6      2.04%       1.98%           1.98%  6
Net investment income/(net operating loss)
(after waivers)                                              (0.35%) 6     (0.31%)      0.08%          (0.37%) 6
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                     $9,639        $5,885      $2,614            $710
Portfolio turnover                                              31%           68%         85%             79%


1 All years prior to 1998 have been restated to reflect a 6-for-1 stock split effective as of October 29, 1997.

2 Reflects operations for the period from January 4, 1996 (date of initial public offering) to October 31, 1996.

3 Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares out standing during the period.

4 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

APRIL 30, 1999 (UNAUDITED)

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Com pany Act of 1940, as amended (the "Act") as an open-end, management invest ment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund (the "Fund"), a diversified portfolio. The financial statements of the other port folios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide capi tal appreciation.

Pursuant to the terms of the merger agreement dated October 10, 1995, share holders of Federated Exchange Fund, Ltd. agreed to acquire shares of the Fund, effective January 2, 1996. As part of the transaction, 1,121,204 Class A Shares of the Fund were issued in exchange for all the assets of Federated Exchange Fund, Ltd., which amounted to $98,200,258. The shares issued as a result of this transaction represented substantially all of the Fund's out standing shares as of the transaction date. Due to this, and due to the sim ilarities in investment objectives and policies between the Fund and Federated Exchange Fund, Ltd., the historical performance of Federated Exchange Fund, Ltd. prior to January 2, 1996, has been incorporated into the Fund's financial statements.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take posses sion, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repur chase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other rec ognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or stan dards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security posi tions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registra tion under federal securities laws or in transactions exempt from such regis tration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the sec ondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and rev enues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                     SIX MONTHS ENDED                      YEAR ENDED
                                      APRIL 30, 1999                    OCTOBER 31, 1998
CLASS A SHARES:                  SHARES            AMOUNT          SHARES             AMOUNT
Shares sold                    1,902,497       $  39,590,605      3,215,849       $  59,576,047
Shares issued to
shareholders in payment of
distributions declared           161,179           3,341,186        366,688           6,503,204
Shares redeemed               (1,451,986)        (29,340,739)    (2,493,386)        (46,093,087)
NET CHANGE RESULTING FROM
CLASS A SHARE
TRANSACTIONS                     611,690       $  13,591,052      1,089,151       $  19,986,164

                                     SIX MONTHS ENDED                     YEAR ENDED
                                      APRIL 30, 1999                   OCTOBER 31, 1998
CLASS B SHARES:                  SHARES            AMOUNT           SHARES            AMOUNT
Shares sold                      858,607       $  18,442,767      1,733,696       $  33,737,245
Shares issued to
shareholders in payment of
distributions declared           100,462           2,066,497        144,522           2,550,992
Shares redeemed                 (356,802)         (7,612,535)      (312,900)         (5,988,176)
NET CHANGE RESULTING FROM
CLASS B SHARE
TRANSACTIONS                     602,267       $  12,896,729      1,565,318       $  30,300,061

                                     SIX MONTHS ENDED                     YEAR ENDED
                                      APRIL 30, 1999                  OCTOBER 31, 1998
CLASS C SHARES:                  SHARES            AMOUNT           SHARES           AMOUNT
Shares sold                      389,153       $   8,542,686        224,084       $   4,283,086
Shares issued to
shareholders in payment of
distributions declared            11,597             238,323         16,382             288,980
Shares redeemed                 (301,739)         (6,535,433)       (55,205)         (1,008,072)
NET CHANGE RESULTING FROM
CLASS C SHARE
TRANSACTIONS                      99,011       $   2,245,576        185,261       $   3,563,994
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS             1,312,968       $  28,733,357      2,839,730       $  53,850,219


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntary choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administra tive Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Feder ated Securities Corp. ("FSC") the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%


For the period ended April 30, 1999, Class A Shares did not incur a distribu tion services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Share holder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of aver age daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disburs ing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1999, were as follows:

Purchases    $100,720,299
Sales        $ 75,360,856

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking mea sures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

JOHN F. CUNNINGHAM

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN WALSH

Officers

JOHN F. DONAHUE

Chairman

GLEN R. JOHNSON

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other gov ernment agency. Investment in mutual funds involves investment risk, includ ing the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts con cerning its objective and policies, management fees, expenses, and other information.


[Graphic]
Federated
World-Class Investment Manager
SEMI-ANNUAL REPORT
AS OF APRIL 30, 1999

Federated Capital Appreciation Fund

Established 1977

23RD SEMI-ANNUAL REPORT

[Graphic]
Federated
Federated Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM
Federated Securities Corp., Distributor

Cusip 314172701

Cusip 314172800

Cusip 314172883

G01649-05 (6/99)

[Graphic]



SEMI-ANNUAL REPORT

[Graphic]

GLEN R. JOHNSON
President
Federated Growth Strategies Fund

President's Message

Dear Shareholder:

Federated Growth Strategies Fund was created in 1984, and I am pleased to present its 15th Semi-Annual Report. As of April 30, 1999, the fund's total assets of $817 million were invested in 110 common stocks of mid- to large- cap corporations, i.e., median stock that has a market cap of approximately $10.5 billion.

This report covers the first half of the fund's fiscal year which is the six-month period from November 1, 1998 to April 30, 1999. It begins with an interview with the fund's portfolio manager, James E. Grefenstette, Vice President of Federated Investment Management Company. Following his discus sion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a com plete listing of the fund's stock holdings, and third is the publication of the fund's financial statements.

Federated Growth Strategies Fund is managed to pursue long-term growth through a highly diversified portfolio of mid- and large-capitalization stocks selected for their strong potential for earnings growth. The fund's portfolio includes common stocks representing 11 industry sectors with names that investors recognize immediately-America Online, Black & Decker, Dell Computer, General Electric, Home Depot, Johnson & Johnson, Merck, and Charles Schwab, to name a few.

During the reporting period, the stock market's upward momentum continued to be led by large-cap growth stocks and Internet stocks. Thanks to both sector weightings and security selection, many of the fund's holdings rose in value. This in turn produced an extraordinarily strong six-month total return of more than 40.00% for the fund across all share classes. These returns were far superior to the 23.07% return of the fund's peer group, the Lipper Growth Funds Average, as well as the 22.32% return of the Standard & Poor's ("S&P") 500 Index ("S&P 500"). 1

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as fall ing into the respective categories indicated. These figures do not reflect sales charges. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic econ omy through changes in the aggregate market value of 500 stocks represent ing all major industries. Investments cannot be made in an index.

Individual share class total return performance for the six-month reporting period follows. 2

                 TOTAL RETURN NET ASSET VALUE INCREASE Class A Shares 41.31% $23.53 to $33.25 = 41% Class B Shares 40.78% $22.88 to $32.21 = 41% Class C
Shares 40.79% $23.02 to $32.41 = 41%

Of course, we continue to see significant day-to-day volatility in the stock market. By reinvesting your dividends and capital gains automatically in additional fund shares, you can take advantage of share price fluctuations in volatile markets by adding to your account on a regular basis. You can also add to your account on a regular basis through a systematic investment pro gram, whereby a specific amount is withdrawn from your checking account on a regular basis to purchase more fund shares. Buying shares regularly (i.e., monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices. 3 Please contact your investment rep resentative for more information, and please note that the fund's share price has been volatile and that may make it suitable for regular investments.

Thank you for selecting Federated Growth Strategies Fund to pursue your long-term financial goals. We welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
June 15, 1999

2 Performance quoted is based on net asset value, represents past perfor mance and is not indicative of future results. Investment return and prin cipal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 33.53%, 35.28% and 39.79%, respectively.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost-averaging involves continuous investment regardless of fluctuating price levels, investors should con sider their financial ability to continue purchasing during periods of low price levels.

[Graphic]

JAMES E. GREFENSTETTE, CFA
Vice President
Federated Investment Management Company

Investment Review

WHAT IS YOUR APPRAISAL OF THE EQUITY MARKET OVER THE FIRST HALF OF THE FUND'S FISCAL YEAR, WHICH WAS A PARTICULARLY REWARDING PERIOD FOR THE FUND'S GROWTH STOCK HOLDINGS?

The fourth quarter of 1998 started with an accelerated continuation of the poor performance of the third quarter of 1998. As a credit crisis loomed- sparked by the troubles in the third quarter and the collapse of Long Term Capital Management-the first six trading days of the fourth quarter of 1998 saw the S&P 500 decline almost 6% and the S&P 600 Small Cap Index 1 trade off nearly 15%. The Federal Reserve Board then lowered rates in both October and November of 1998. This proved to be a pivotal point as the market took the lower rates and added liquidity and proceeded to rally into the end of the quarter.

The first quarter of 1999 was almost a replay of 1998. Stocks staged a narrow rally, lead by growth stocks in general and technology stocks in particular. Despite malaise outside of the U.S., however, domestic consumer demand remained healthy, propelling the U.S. economy to continued growth.

We enjoyed a positive period for stocks, particularly large-cap stocks. For the six-month reporting period ended April 30, 1999, the S&P 500 produced a return of 22.32%, while mid-cap stocks, as represented by the S&P 400 Mid Cap Index, 1 returned 18.86%.

1 The S&P 600 Small Cap Index is an unmanaged, capitalization-weighted index of stocks representing all major industries in the small-cap range of the U.S. stock market. The S&P 400 Mid Cap Index is an unmanaged capitalization- weighted index that measures the performance of the mid-range of the U.S.
stock market. Investments cannot be made in an index.

HOW DID THE FUND PERFORM IN TERMS OF TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999 COMPARED TO ITS PEERS?

For the six-month period ended April 30, 1999, the fund produced total returns for Class A, B, and C Shares of 41.31%, 40.78% and 40.79%, respec tively, based on net asset value. 2 These returns were far superior to the 23.07% return of the fund's peer group, the Lipper Growth Funds Average.

WHAT INDUSTRY SECTORS AND SECURITIES CONTRIBUTED TO THE FUND'S PERFORMANCE?

The technology and consumer cyclicals sectors impacted the fund's performance, while successful selective positioning occurred within the health care, communication services, and financial sectors. Exceptionally strong stocks included E*TRADE (0.55% of net assets), AMERICA ONLINE (2.20% of net assets), VISX (0.95% of net assets) and RF MICRODEVICES (1.03% of net assets).

FEDERATED GROWTH STRATEGIES FUND HAS ITS INVESTABLE UNIVERSE AS MID-CAP TO LARGE-CAP STOCKS. HAS THE FUND'S MARKET CAP BIAS CHANGED DURING THE REPORTING PERIOD?

The fund has had a mid-cap bias for most of the last four years because in that arena we found faster growing companies at attractive prices. Recently in 1999, our disciplines have modestly guided our market cap exposure to large-cap issues, reducing the difference in median market cap between the fund and the typical growth fund in the Lipper universe.

WHAT ARE SOME OF THE FUND'S RECENT PORTFOLIO ADDITIONS?

Our recent purchases included the following:

MCI WORLDCOM (1.73% of net assets): MCI provides consumers and businesses with local, long distance, Internet and data services. This company should continue to benefit from the strong growth in demand for telecommunication services around the world.

SCHWAB (CHARLES) (0.50% of net assets): Schwab provides a variety of financial services to just about every type of investor. Schwab has been very successful at implementing and exploiting the latest in information technology for its clients. The company has 5.6 million customers and its revenues in 1998 equalled $2.7 billion, 19% higher than in 1997.

NETWORK APPLIANCE (0.51% of net assets): This firm produces data-intensive network storage devices. Demand for storage-related products and services should continue to grow as information generating devices continue to proliferate.

E*TRADE (0.55% of net assets): This is one of the most successful providers of online investing services. It is a pure play in the rapid growth of financial commerce over the Web.

BROADCOM (0.86% of net assets): Broadcom develops integrated silicon solutions (chips) that enable broadband digital data transmission to the home and within the business enterprise. These chips go into devices such as cable set-top boxes, cable modems, and high-speed networking components.

SEPRACOR (0.39% of net assets): This firm develops and commercializes improved versions of widely prescribed drugs using medicinal and chiral chemistry to minimize adverse reactions and improve positive ones.

VISX (0.95% of net assets): VISX develops proprietary technologies and systems for laser vision correction. The company's Excimer Laser System removes submicron layers of tissues from the surface of the cornea to reshape the eye and improve vision.

2 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 33.53%, 35.28% and 39.79%, respectively.

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF APRIL 30, 1999, AND WHAT WERE THE INDUSTRY WEIGHTINGS?

                                PERCENTAGE OF
NAME                            NET ASSETS
America Online, Inc.             2.20%
Providian Financial Corp.        2.10%
EMC Corp.                        2.00%
Echostar Communications Corp.    1.80%
Sun Microsystems, Inc.           1.70%
MCI Worldcom, Inc.               1.70%
Microsoft Corp.                  1.70%
Tyco International, Ltd.         1.70%
MBNA Corp.                       1.60%
Cisco Systems, Inc.              1.50%
  TOTAL                         18.00%

                         PERCENTAGE OF   PERCENTAGE
SECTOR                   NET ASSETS      OF S&P 500
Technology               30.2%           20.1%
Financial                12.8%           16.5%
Health Care              11.5%           10.9%
Consumer Cyclicals       10.0%            9.0%
Communication Services    9.1%            8.5%
Consumer Staples          6.8%           13.2%
Capital Goods             5.9%            8.2%
Energy                    5.5%            6.2%
Basic Materials           3.0%            3.6%
Transportation            1.7%            1.1%
Utilities                 1.1%            2.8%

WHAT IS YOUR OVERALL OUTLOOK FOR THE MARKET NOW?

Growth investing, as an equity style, has outperformed value investing for most of the last few years. We expect this pattern of performance to continue for the next several quarters. We believe the market will be disappointed with the rate of economic growth generated through the end of the year. As this happens, investors should continue to buy stocks that are less sensitive to the strength of the economy. As a result, we continue to favor industry sectors that offer the potential for strong secular growth, such as technol ogy, health care and certain consumer services.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

IF YOU MADE AN INITIAL INVESTMENT OF $15,000 IN THE CLASS A SHARES OF FEDER ATED GROWTH STRATEGIES FUND ON 8/23/84, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $150,522 ON 4/30/99. YOU WOULD HAVE EARNED A 17.06% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/99, Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 5.45%, 19.68%, and 15.15%, respectively. Class B Shares' 1-year and since inception (8/16/95) total returns were 5.29% and 22.24%, respectively. Class C Shares' 1-year and since inception (8/16/95) total returns were 9.83% and 22.89%, respectively. 2

[Graphic representation "A4" omitted - see Appendix.]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 14 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $58,485.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Feder ated Growth Strategies Fund on 8/23/84, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $15,000, but your account would have reached a total value of $58,485 1 by 4/30/99. You would have earned an average annual total return of 17.51%.

A practical investment plan helps you pursue long-term performance from growth oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic representation "A5" omitted - see Appendix.]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile-
Investing for a College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan have been planning for the college education of their child. On April 30, 1989, they invested $5,000 in the Class A Shares of Federated Growth Strategies Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $93,291. This represents a 15.82% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

[Graphic representation "A6" omitted - see Appendix.]

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

APRIL 30, 1999 (UNAUDITED)

SHARES                                                   VALUE
                 COMMON STOCKS-97.5%
                 BASIC MATERIALS-3.0%
       112,600   Ecolab, Inc.                    $   4,722,163
        92,100 1 Level 3 Communications, Inc.        8,294,756
       149,400   Vulcan Materials Co.                7,133,850
        62,300   Weyerhaeuser Co.                    4,181,887
                 TOTAL                              24,332,656
                 CAPITAL GOODS-5.9%
        71,900   General Electric Co.                7,585,450
       129,900 1 Gulfstream Aerospace Corp.          6,332,625
        74,800   Pitney Bowes, Inc.                  5,231,325
        83,500 1 Sanmina Corp.                       5,542,313
       113,300   Symbol Technologies, Inc.           5,410,075
       166,900   Tyco International Ltd.            13,560,625
        30,000   United Technologies Corp.           4,346,250
                 TOTAL                              48,008,663
                 COMMUNICATION SERVICES-9.1%
       165,750 1 AT&T Corp. - Liberty Media
                 Group, Inc., Class A               10,587,281
        97,200   Ameritech Corp.                     6,652,125
        97,050   Century Telephone
                 Enterprises, Inc.                   3,906,263
       120,500   Frontier Corp.                      6,650,094
       115,300 1 IXC Communications, Inc.            4,568,763
       172,126 1 MCI Worldcom, Inc.                 14,146,606
       138,700 1 MetroNet Communications
                 Corp., Class B                      7,697,850
        90,500 1 Pacific Gateway Exchange,
                 Inc.                                3,620,000
        93,100 1 Qwest Communications
                 International, Inc.                 7,954,231
       180,600 1 WinStar Communications,
                 Inc.                                8,781,675
                 TOTAL                              74,564,888
                 CONSUMER CYCLICALS-10.0%
       109,000 1 Abercrombie & Fitch Co.,
                 Class A                            10,368,625
        82,000 1 Best Buy Co., Inc.                  3,915,500
        93,500   Black & Decker Corp.                5,306,125
        64,100   Circuit City Stores, Inc.           3,942,150
        98,800 1 Gemstar International
                 Group Ltd.                         10,411,050
SHARES                                                   VALUE
                 COMMON STOCKS-continued
                 CONSUMER CYCLICALS-CONTINUED
       311,400 1 Gentex Corp.                   $    9,361,462
       157,000   Home Depot, Inc.                    9,410,188
        68,800   Omnicom Group, Inc.                 4,988,000
       103,650 1 Rambus, Inc.                        6,231,956
       144,450 1 Staples, Inc.                       4,333,500
       197,300   TJX Cos., Inc.                      6,572,556
        97,500 1 Tommy Hilfiger Corp.                6,812,812
                 TOTAL                              81,653,924
                 CONSUMER STAPLES-6.8%
       246,200 1 Brinker International, Inc.         6,801,275
       109,900 1 Cablevision SA, Class A             8,503,512
        67,300   Clorox Co.                          7,764,738
       100,500   Comcast Corp., Class A              6,601,594
        50,200 1 Consolidated Graphics, Inc.         2,139,775
       141,700   Dial Corp.                          4,817,800
       194,800 1 Keebler Foods Co.                   6,257,950
       139,000 1 Pepsi Bottling Group, Inc.
                 (The)                               2,927,687
        76,400   Quaker Oats Co.                     4,932,575
        94,200 1 Safeway, Inc.                       5,080,912
                 TOTAL                              55,827,818
                 ENERGY-5.5%
       179,100   Diamond Offshore Drilling, Inc.     5,921,494
       296,600   ENSCO International, Inc.           5,505,638
        76,500   Elf Aquitaine SA, ADR               5,976,562
       126,700   Halliburton Co.                     5,400,588
        40,300   Mobil Corp.                         4,221,425
       125,500   Schlumberger Ltd.                   8,016,313
       121,200   Sunoco, Inc.                        4,332,900
       195,100   Transocean Offshore, Inc.           5,792,031
                 TOTAL                              45,166,951
                 FINANCIALS-12.8%
       106,500   Aflac, Inc.                         5,777,625
        43,300   American International
                 Group, Inc.                         5,085,044
        50,400   Capital One Financial
                 Corp.                               8,753,850
        77,900   Citigroup, Inc.                     5,861,975
SHARES                                                   VALUE
                 COMMON STOCKS-continued
                 FINANCIALS-CONTINUED
        38,900 1 E*Trade Group, Inc.            $    4,492,950
        94,400   Federal Home Loan Mortgage
                 Corp.                               5,923,600
       239,700   Firstar Corp.                       7,205,981
        60,600 1 Knight/Trimark Group, Inc.          9,283,162
       448,030   MBNA Corp.                         12,628,846
        73,900   Morgan Stanley, Dean
                 Witter & Co.                        7,329,956
       125,000   Old Kent Financial Corp.            5,906,250
       135,600   Providian Financial Corp.          17,500,875
        37,200   Schwab (Charles) Corp.              4,082,700
        64,800   Zions Bancorp                       4,321,350
                 TOTAL                             104,154,164
                 HEALTH CARE-11.4%
       109,300 1 Agouron Pharmaceuticals, Inc.       6,455,531
        57,800   Allergan, Inc.                      5,194,775
        85,600   American Home Products Corp.        5,221,600
        58,600 1 Biogen, Inc.                        5,570,662
       159,100 1 Centocor, Inc.                      7,060,063
        85,800   Guidant Corp.                       4,606,388
        41,700   Johnson & Johnson                   4,065,750
        87,900   Lilly (Eli) & Co.                   6,471,637
       152,600   Merck & Co., Inc.                  10,720,150
        80,600   Pfizer, Inc.                        9,274,038
       117,500   Schering Plough Corp.               5,676,719
        38,000 1 Sepracor, Inc.                      3,211,000
       137,000 1 Universal Health Services,
                 Inc., Class B                       7,098,312
        60,400 1 VISX, Inc.                          7,776,500
       118,900 1 Watson Pharmaceuticals,
                 Inc.                                4,815,450
                 TOTAL                              93,218,575
                 TECHNOLOGY-30.2%
       227,800 1 Adaptec, Inc.                       5,481,438
       127,600 1 America Online, Inc.               18,214,900
       252,600 1 American Tower Systems Corp.        5,351,963
        28,700 1 At Home Corp., Class A              4,131,006
        92,000 1 Broadcom Corp.                      7,095,500
       105,800 1 Cisco Systems, Inc.                12,067,812
SHARES                                                   VALUE
                 COMMON STOCKS-continued
                 TECHNOLOGY-CONTINUED
       162,000 1 Citrix Systems, Inc.           $    6,885,000
        70,900 1 Cree Research, Inc.                 2,977,800
       119,700 1 Dell Computer Corp.                 4,930,144
       151,200 1 EMC Corp. Mass                     16,471,350
       144,100 1 Echostar Communications
                 Corp., Class A                     14,455,031
        91,800 1 Etec Systems, Inc.                  2,834,325
        47,800 1 Exodus Communications, Inc.         4,307,975
       288,700 1 ICG Communications, Inc.            6,369,444
        34,000 1 Inktomi Corp.                       4,071,500
       173,400 1 International Network
                 Services                            6,589,200
        41,700 1 Lexmark Intl. Group, Class
                 A                                   5,149,950
        79,800   Lucent Technologies, Inc.           4,797,975
         7,800 1 Marimba, Inc.                         473,850
       407,400 1 Mastech Corp.                       5,983,687
       168,400 1 Microsoft Corp.                    13,693,025
        83,000 1 Network Appliance, Inc.             4,175,938
       103,400 1 New Era of Networks, Inc.           3,883,963
       105,000   Nokia Oyj, Class A, ADR             7,789,687
       147,900 1 Oracle Corp.                        4,002,544
        85,400 1 Qlogic Corp.                        5,972,663
        40,400 1 Qualcomm, Inc.                      8,080,000
       150,400 1 RF Micro Devices, Inc.              8,403,600
       237,300 1 Sun Microsystems, Inc.             14,193,506
       102,900 1 Tellabs, Inc.                      11,273,981
        71,500 1 USWeb Corp.                         1,604,281
        39,100 1 Uniphase Corp.                      4,745,762
       136,400 1 Vitesse Semiconductor
                 Corp.                               6,317,025
       152,400 1 Xilinx, Inc.                        6,953,250
        40,900 1 Yahoo, Inc.                         7,144,719
                 TOTAL                             246,873,794
                 TRANSPORTATION-1.7%
        36,500 1 FDX Corp.                           4,108,531
       300,050   Southwest Airlines Co.              9,770,378
                 TOTAL                              13,878,909
SHARES OR
PRINCIPAL
AMOUNT                                                  VALUE
COMMON STOCKS-continued
                 UTILITIES-1.1%
       119,900   Enron Corp.                    $    9,022,475
                 TOTAL COMMON STOCKS
                 (IDENTIFIED COST
                 $541,949,146)                     796,702,817
                 REPURCHASE AGREEMENTS-2.8% 2
 $  22,455,000   ABN AMRO, Inc., 4.94%,
                 dated 4/30/1999, due
                 5/3/1999 (at amortized
                 cost)                              22,455,000
                 TOTAL INVESTMENTS
                 (IDENTIFIED COST
                 $564,404,146) 3                 $ 819,157,817

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $564,404,146. The net unrealized appreciation of investments on a federal tax basis amounts to $254,753,671 which is comprised of $269,209,111 appreciation and $14,455,440 depreciation at April 30, 1999.

Note: The categories of investments are shown as a percentage of net assets
      ($816,990,398) at April 30, 1999.

The following acronym is used throughout this portfolio:

ADR -American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

APRIL 30, 1999 (UNAUDITED)

ASSETS:
Total investments in
securities, at value
(identified and tax cost
$564,404,146)                                    $ 819,157,817
Income receivable                                      105,476
Receivable for investments
sold                                                13,947,859
Receivable for shares sold                             992,568
TOTAL ASSETS                                       834,203,720
LIABILITIES:
Payable for investments
purchased                       $ 16,697,001
Payable for shares
redeemed                             162,614
Payable to Bank                      164,025
Payable for taxes withheld               680
Accrued expenses                     189,002
TOTAL LIABILITIES                                   17,213,322
Net assets for 24,709,606
shares outstanding                               $ 816,990,398
NET ASSETS CONSIST OF:
Paid in capital                                  $ 494,437,336
Net unrealized
appreciation of
investments                                        254,753,671
Accumulated net realized
gain on investments                                 71,161,012
Distributions in excess of
net investment income                               (3,361,621)
TOTAL NET ASSETS                                 $ 816,990,398
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($671,238,355 / 20,188,427
shares outstanding)                                     $33.25
Offering Price Per Share
(100/94.50 of $33.25) 1                                 $35.19
Redemption Proceeds Per
Share                                                   $33.25
CLASS B SHARES:
Net Asset Value Per Share
($126,175,613 / 3,917,098
shares outstanding)                                     $32.21
Offering Price Per Share                                $32.21
Redemption Proceeds Per
Share (94.50/100 of
$32.21) 1                                               $30.44
CLASS C SHARES:
Net Asset Value Per Share
($19,576,430 / 604,081
shares outstanding)                                     $32.41
Offering Price Per Share                                $32.41
Redemption Proceeds Per
Share (99.00/100 of
$32.41) 1                                               $32.09

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $9,704)                          $   1,127,925
Interest                                                 292,168
TOTAL INCOME                                           1,420,093
EXPENSES:
Investment advisory fee        $ 2,639,522
Administrative personnel
and services fee                   265,360
Custodian fees                      21,235
Transfer and dividend
disbursing agent fees and
expenses                           336,647
Directors'/Trustees' fees            3,968
Auditing fees                        8,033
Legal fees                           2,083
Portfolio accounting fees           75,434
Distribution services fee-
Class B Shares                     378,373
Distribution services fee-
Class C Shares                      59,451
Shareholder services fee-
Class A Shares                     733,899
Shareholder services fee-
Class B Shares                     126,124
Shareholder services fee-
Class C Shares                      19,817
Share registration costs            47,795
Printing and postage                54,052
Insurance premiums                   3,075
Miscellaneous                        8,431
TOTAL EXPENSES                   4,783,299
WAIVERS:
Waiver of shareholder
services fee-Class C
Shares                              (1,585)
Net expenses                                           4,781,714
Net operating loss                                    (3,361,621)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investments                                           83,214,768
Net change in unrealized
appreciation of
investments                                          159,576,458
Net realized and
unrealized gain on
investments                                          242,791,226
Change in net assets
resulting from operations                          $ 239,429,605

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

                                      SIX MONTHS
                                           ENDED               YEAR
                                      (unaudited)             ENDED
                                        APRIL 30,        OCTOBER 31,
                                            1999               1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net operating loss               $    (3,361,621)      $     (3,851,714)
Net realized gain (loss) on
investments ($83,214,768
and ($9,726,866)
respectively, as computed
for federal tax purposes)             83,214,768            (10,057,424)
Net change in unrealized
appreciation/depreciation            159,576,458            (26,112,888)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS            239,429,605            (40,022,026)
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
realized gains
Class A Shares                                 -           (103,524,864)
Class B Shares                                 -             (8,434,003)
Class C Shares                                 -             (1,228,553)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                                -           (113,187,420)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                               353,508,962            718,975,850
Net asset value of shares
issued to shareholders in
payment of
distributions declared                     1,036             85,299,452
Cost of shares redeemed             (377,129,912)          (605,010,967)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                         (23,619,914)           199,264,335
Change in net assets                 215,809,691             46,054,889
NET ASSETS:
Beginning of period                  601,180,707            555,125,818
End of period                    $   816,990,398       $    601,180,707

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                           SIX MONTHS
                                ENDED
                           (unaudited)
                             APRIL 30,                           YEAR ENDED OCTOBER 31,
                                 1999         1998         1997        1996           1995         1994
NET ASSET VALUE,
BEGINNING OF PERIOD            $23.53       $31.54       $25.84      $26.22         $21.28       $23.92
INCOME FROM
INVESTMENT OPERATIONS:
Net investment income
(loss)                          (0.12) 1     (0.14) 1     (0.04)       0.04           0.24         0.21
Net realized and
unrealized gain (loss) on
investments                      9.84        (1.48)        8.56        5.01           5.64        (2.18)
TOTAL FROM
INVESTMENT OPERATIONS            9.72        (1.62)        8.52        5.05           5.88        (1.97)
LESS DISTRIBUTIONS:
Distributions from net
investment income                   -           -         (0.00) 2    (0.04)         (0.26)       (0.19)
Distributions from net
realized gain on
investments                         -        (6.39)       (2.82)      (5.39)         (0.68)       (0.48)
TOTAL DISTRIBUTIONS                 -        (6.39)       (2.82)      (5.43)         (0.94)       (0.67)
NET ASSET VALUE,
END OF PERIOD                  $33.25       $23.53       $31.54      $25.84         $26.22       $21.28
TOTAL RETURN 3                  41.31%       (6.12% )     36.37%      23.16%         29.03%       (8.43% )

RATIOS TO AVERAGE
NET ASSETS:
Expenses 4                       1.24% 5      1.20%        1.24%       1.28%          1.26%        0.99%
Net investment income
(loss) 4                        (0.83%)5     (0.54%)      (0.24%)         -           0.89%        0.89%
Expenses (after waivers)         1.24% 5      1.20%        1.14%       1.13%          1.10%        0.99%
Net investment income
(loss) (after waivers)          (0.83%)5     (0.54%)      (0.14%)      0.15%          1.05%        0.89%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                $671,238     $510,552     $509,678    $307,382       $249,110     $320,630
Portfolio turnover                 73%         119%         146%         89%           125%          59%

1 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

2 Amounts distributed per share do not round to $0.01.

3 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

4 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

5 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            SIX MONTHS
                                 ENDED
                            (unaudited)
                              APRIL 30,                YEAR ENDED OCTOBER 31,
                                  1999         1998        1997       1996        1995 1
NET ASSET VALUE, BEGINNING
OF PERIOD                       $22.88       $31.02      $25.65     $26.23      $25.51
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss               (0.22) 2     (0.34) 2    (0.10)     (0.10)      (0.02)
Net realized and
unrealized gain (loss) on
investments                       9.55        (1.41)       8.29       4.91        0.74
TOTAL FROM
INVESTMENT OPERATIONS             9.33        (1.75)       8.19       4.81        0.72
LESS DISTRIBUTIONS:
Distributions from net
realized gain
on investments                       -        (6.39)      (2.82)     (5.39)          -
NET ASSET VALUE, END OF
PERIOD                          $32.21       $22.88      $31.02     $25.65      $26.23
TOTAL RETURN 3                   40.78%       (6.78%)     35.23%     22.03%       2.82%

RATIOS TO AVERAGE NET
ASSETS:
Expenses                          1.99% 4      1.96%       1.99%      2.03%       2.04% 4
Net operating loss               (1.58%)4     (1.34%)     (1.04%)    (0.79% )    (0.66%)4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                 $126,176      $77,975     $39,588    $10,858      $1,345
Portfolio turnover                  73%         119%        146%        89%        125%

1 Reflects operations for the period from August 16, 1995 (date of initial public investment) to October 31, 1995.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              SIX MONTHS
                                   ENDED
                              (unaudited)
                                APRIL 30,                 YEAR ENDED OCTOBER 31,
                                    1999         1998      1997          1996        1995 1
NET ASSET VALUE, BEGINNING
OF PERIOD                         $23.02       $31.16    $25.68        $26.22       $25.51
INCOME FROM INVESTMENT
OPERATIONS:
Net operating loss                 (0.22) 2     (0.34) 2   (0.20)       (0.05)       (0.02)
Net realized and
unrealized gain (loss)
on investments                      9.61        (1.41)      8.50         4.90         0.73
TOTAL FROM
INVESTMENT OPERATIONS               9.39        (1.75)      8.30         4.85         0.71
LESS DISTRIBUTIONS:
Distributions from net
realized gain
on investments                         -        (6.39)     (2.82)       (5.39)           -
NET ASSET VALUE, END OF
PERIOD                            $32.41       $23.02     $31.16       $25.68       $26.22
TOTAL RETURN 3                     40.79%       (6.74%)    35.66%       22.12%        2.78%

RATIOS TO AVERAGE NET
ASSETS:
Expenses                            1.97% 4      1.94%       1.90%       1.92%        2.05% 4
Net operating loss                 (1.56%)4     (1.34%)     (0.91%)     (0.72%)      (0.71)%4
Expenses 5                          1.99% 4      1.96%       1.99%       2.04%        2.05% 4
Net operating loss 5               (1.58%)4     (1.36%)     (1.00%)     (0.84% )     (0.71%)4
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                    $19,576      $12,654      $5,860      $3,667          $57
Portfolio turnover                    73%         119%        146%         89%         125%

1 Reflects operations for the period from August 16, 1995 (date of initial public investment) to October 31, 1995.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 During the period, certain fees were voluntarily waived. If such volun tary waivers had not occured, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

APRIL 30, 1999 (UNAUDITED)

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Com pany Act of 1940, as amended (the "Act"), as a diversified, open-end manage ment investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segre gated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is appreciation of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities are generally val ued at the mean of the latest bid and asked price as furnished by an indepen dent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take posses sion, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repur chase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other rec ognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or stan dards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At October 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $9,726,866 which will reduce the Fund's taxable income aris ing from future net realized gain on investments, if any, to the extent per mitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryfor ward will expire in 2006.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security posi tions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and rev enues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                         SIX MONTHS ENDED                   YEAR ENDED
                                          APRIL 30, 1999                 OCTOBER 31, 1998
CLASS A SHARES:                  SHARES            AMOUNT          SHARES              AMOUNT
Shares sold                    10,415,888    $   299,136,421      25,071,328       $  645,857,373
Shares issued to
shareholders in payment of
distributions declared                 18                501       3,075,195           76,080,478
Shares redeemed               (11,926,312)      (339,200,219)    (22,609,750)        (586,682,842)
NET CHANGE RESULTING
FROM CLASS A
SHARE TRANSACTIONS             (1,510,406)   $   (40,063,297)      5,536,773       $  135,255,009


                                        SIX MONTHS ENDED                    YEAR ENDED
                                         APRIL 30, 1999                   OCTOBER 31, 1998
CLASS B SHARES:                  SHARES             AMOUNT          SHARES              AMOUNT
Shares sold                     1,202,700    $    34,425,802       2,280,389       $   58,695,285
Shares issued to
shareholders in payment of
distributions declared                 22                535         336,440            8,148,608
Shares redeemed                  (693,507)       (19,683,315)       (485,257)         (11,921,023)
NET CHANGE RESULTING FROM
CLASS B
SHARE TRANSACTIONS                509,215    $    14,743,022       2,131,572       $   54,922,870


                                        SIX MONTHS ENDED                    YEAR ENDED
                                         APRIL 30, 1999                   OCTOBER 31, 1998
CLASS C SHARES:                  SHARES             AMOUNT          SHARES              AMOUNT
Shares sold                       690,764    $    19,946,739         589,924       $   14,423,192
Shares issued to
shareholders in payment of
distributions declared                  -                  -          43,940            1,070,366
Shares redeemed                  (636,487)       (18,246,378)       (272,103)          (6,407,102)
NET CHANGE RESULTING FROM
CLASS C
SHARE TRANSACTIONS                 54,277    $     1,700,361         361,761       $    9,086,456
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS               (946,914)   $    (23,619,914)     8,030,106      $   199,264,335

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this volun tary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administra tive Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b- 1 under the Act. Under the terms of the Plan, the Fund will compensate Fed erated Sercurities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses, according to the following schedule, annually, to compensate FSC.

                   PERCENTAGE OF
                   AVERAGE DAILY
                   NET ASSETS
SHARE CLASS NAME   OF CLASS
Class B Shares     0.75%
Class C Shares     0.75%

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Share holder Service Company ("FSSC"), the Fund will pay FSSC up to 0.25% of aver age daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discre tion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disburs ing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1999, were as follows:

Purchases    $509,204,524
Sales        $535,715,369

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking mea sures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Trustees

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
WILLIAM J. COPELAND
JOHN F. CUNNINGHAM
LAWRENCE D. ELLIS, M.D.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS
JOHN S. WALSH

Officers

JOHN F. DONAHUE
Chairman

GLEN R. JOHNSON
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

C. GRANT ANDERSON
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other gov ernment agency. Investment in mutual funds involves investment risk, includ ing the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts con cerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated
World-Class Investment Manager
SEMI-ANNUAL REPORT

AS OF APRIL 30, 1999

Federated Growth Strategies Fund

Established 1984

15TH SEMI-ANNUAL REPORT

[Graphic]
Federated
Federated Growth Strategies Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM
Federated Securities Corp., Distributor

Cusip 314172107
Cusip 314172206
Cusip 314172305
8010409 (6/99)

[Graphic]


SEMI-ANNUAL REPORT

[Graphic]

GLEN R. JOHNSON
President
Federated Large Cap Growth Fund

President's Message

Dear Shareholder:

Federated Large Cap Growth Fund was created on December 29, 1998 and I am pleased to present its first Semi-Annual Report. The fund's assets totaled $71.3 million on April 30, 1999. This rapid growth in assets is evidence of investors' desire to own large growth stocks especially in the technology, consumer cyclical, and financial sectors. These corporations are readily recognizable names around the world, such as Microsoft, MCI Worldcom, Lucent Technologies, and Providian Financial.

This report covers the four-month period from December 29, 1998 through April 30, 1999. It begins with an interview with the fund's portfolio man ager, James
E. Grefenstette, Vice President of Federated Investment Manage ment Company. Following his discussion are two additional items of shareholder interest. First is a complete listing of the fund's highly diver sified stock holdings, and second is the publication of the fund's financial statements.

Federated Large Cap Growth Fund gives investors the opportunity to pursue capital appreciation and attractive after-tax total returns by owning shares of approximately 100 of the largest domestic companies in the growth uni verse-high-quality, well-established companies that have helped to empower both the U.S. economy and the U.S. stock market growth in this past decade. These companies are typically world-class leaders with long histories of earnings and growth-vintage firms that have stood the test of time. They employ tens of thousands of people, have a large domestic presence, and are expanding their markets around the globe. Their products are used worldwide, and their extensive distribution networks allow them to compete successfully in many countries and many industries. As the world continues to move toward a free market economy, these companies should be well positioned to benefit from growing overseas markets.

As James explains, Federated Large Cap Growth Fund is managed to enhance after-tax returns by minimizing paid out taxable capital gains that trigger tax payments.

During the fund's initial period of operation, the stock market's upward momentum continued, led by large-cap growth stocks and Internet stocks. The fund produced strong total returns through appreciation in the value of its holdings. Individual share class total return performance for the period from December 29, 1998 to April 30, 1999, including the net asset value increase and income distributions, follows. 1

              TOTAL RETURN      INCOME   NET ASSET VALUE INCREASE
Class A Shares   13.63%          $0.02    $10.00 to $11.36 = 14%
Class B Shares   13.52%          $0.02    $10.00 to $11.35 = 14%
Class C Shares   13.52%          $0.02    $10.00 to $11.35 = 14%

Please remember the fund is a long-term investment and will always be subject to the day-to-day volatility of the stock market. Regardless of the market's fluctuations, over time, you have two easy ways to increase your opportunity to participate in the growth and earnings of high-quality U.S. corporations. First, you can reinvest your dividends and capital gains automatically in additional shares to help your shares increase in number through the benefit of compounding. Second, you can "pay yourself first," by adding to your account on a regular basis through a systematic investment program. This pro gram withdraws a specific amount from your checking account on a regular basis to purchase more fund shares. Buying shares regularly (i.e., monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices. 2 Please contact your investment representative for more information.

Thank you for entrusting a portion of your wealth to Federated Large Cap Growth Fund. We welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
June 15, 1999

1 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 7.38%, 8.02% and 12.52%, respectively.

2 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost-averaging invloves continuous investment regardless of fluctuating price levels, investors should con sider their financial ability to continue purchasing during periods of low price levels.

[Graphic]

JAMES E. GREFENSTETTE, CFA
Vice President
Federated Investment Management Company

Investment Review

THIS IS THE FIRST REPORT FOR FEDERATED LARGE CAP GROWTH FUND. HOW IS THE FUND MANAGED?

We manage the fund to pursue capital appreciation and attractive after-tax total returns by owning 100 of the largest, fast-growing companies that trade in the U.S. We weight the fund's assets more heavily in stocks with the char acteristics that we believe will lead to outperformance among growth stocks. These characteristics include, but are not limited to, faster-than-average historic earnings growth, positive trends in projected earnings estimates, positive relative price momentum and favorable valuation.

We re-identify the 100 largest (according to market capitalization), fast-growing companies approximately twice a year. We then cull from the portfolio those stocks that are no longer among the largest or the fastest growing.

Initially determined, the largest 500 companies in the domestic equity uni verse are divided into growth and value sectors based on estimated long-term growth rates, price-to-earnings ratios, and price-to-book ratios. These mea sures reveal which companies have the best potential for long-term growth. We then select approximately 100 of the largest stocks as measured by market capitalization.

When possible, we strive to maximize after-tax returns by minimizing capital gains through several strategies, for example, low portfolio turnover. We attempt to use a "buy and hold" strategy, buying securities with the intent of holding them for a long period of time and avoiding short-term trading. Second, we sell the highest-cost shares first in order to minimize capital gains distributions. Finally, we strive to match gains with losses by using realized capital losses to offset realized capital gains.

WHAT IS YOUR APPRAISAL OF THE EQUITY MARKET DURING FEDERATED LARGE CAP GROWTH FUND'S INITIAL PERIOD OF OPERATION?

To the benefit of the fund, timing helped in that the Federal Reserve Board (the "Fed") lowered rates in October and November of 1998. This proved to be a pivotal point as the market enthusiastically embraced the lower rates, added liquidity and rallied higher into the end of the fourth quarter of 1998.

Ultimately, it was a positive period for stocks. For the four-month period ended April 30, 1999, the Standard & Poor's ("S&P") 500 Index produced a return of 9.05%, while mid-cap stocks as represented by the S&P 400 Mid Cap Index and small-cap stocks as represented by the Russell 2000 Small Stock Index returned 1.00% and 3.05%, respectively. 1

HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD ENDED APRIL 30, 1999?

For the period from December 29, 1998-the initial date of operation-through April 30, 1999, the fund's total returns for Class A, B, and C Shares were 13.63%, 13.52% and 13.52%, respectively, based on net asset value. 2

WHAT ARE SOME OF THE FUND'S RECENT

PORTFOLIO ADDITIONS?

Our recent purchases include the following:

YAHOO! (2.99% of net assets): Yahoo is a leading Internet media company, offering an online guide to Web navigation, content and a variety of ser vices. This company offers some of the most frequently visited sites on the Web and should remain a participant in the rapid growth of the Internet.

MCI WORLDCOM (3.09% of net assets): MCI provides consumers and businesses with local, long distance, Internet and data services. This company should continue to benefit by the strong growth in demand for telecommunication ser vices.

SCHWAB (CHARLES) (3.37% of net assets): Schwab provides a variety of finan cial services to just about every type of investor. This company has been very successful at implementing and exploiting the latest in information technology for its clients. Schwab has 5.6 million clients, and 1998 reve nues totaled $2.7 billion (a 19% increase over 1997).

BIOGEN (2.79% of net assets): Biogen develops and manufactures drugs that treat multiple sclerosis, kidney disease and cardiovascular diseases. This company is a leading force in biotechnology research and should continue to see strong growth as new drugs get approved from its rich pipeline of prod ucts in development.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 400 Mid Cap Index is an unmanaged index of 400 U.S. stocks selected to represent the market size, liquidity and industry group representation of the mid-cap market. The Russell 2000 Small Stock Index is a broadly diversified unmanaged index consisting of approximately 2,000 small capitalization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small capitalization common stocks. Investments cannot be made in an index.

2 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 7.38%, 8.02%, and 12.52%, respectively.

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF APRIL 30, 1999, AND WHAT WERE THE INDUSTRY WEIGHTINGS?

                                      PERCENTAGE OF
NAME                                  NET ASSETS
Providian Financial Corp.              3.90%
America Online, Inc.                   3.80%
Schwab (Charles) Corp.                 3.40%
Microsoft Corp.                        3.30%
Lucent Technologies, Inc.              3.30%
MCI Worldcom, Inc.                     3.10%
American International Group, Inc.     3.10%
EMC Corp.                              3.10%
Tyco International, Ltd.               3.00%
Yahoo, Inc.                            3.00%
TOTAL                                 33.00%

                         PERCENTAGE OF    PERCENTAGE OF
SECTOR                   NET ASSETS       S&P 500 INDEX
Technology               33.7%            20.1%
Financials               14.3%            16.5%
Consumer Cyclicals       13.8%             9.0%
Health Care              13.2%            10.9%
Consumer Staples          9.1%            13.2%
Communication Services    7.1%             8.5%
Capital Goods             5.8%             8.2%
Energy                      -              6.2%
Transportation              -              1.1%
Utilities                   -              2.8%
Basic Materials             -              3.6%

WHAT IS YOUR OVERALL OUTLOOK FOR LARGE-CAP GROWTH STOCKS?

We expect the strong performance of growth stocks to continue for the next several quarters. We believe the market may be disappointed with the rate of economic growth generated through the end of the year. As this happens, investors should continue to buy these stocks that are less sensitive to the strength of the economy. We continue to favor sectors that offer the poten tial for strong secular growth, such as technology, health care and certain consumer services.

Portfolio of Investments

APRIL 30, 1999 (UNAUDITED)

SHARES                                                  VALUE
                COMMON STOCKS-97.0%
                AEROSPACE/DEFENSE-0.0%
          200   Boeing Co.                       $      8,125
                BANKS (MONEY CENTER)-0.5%
        3,900   Chase Manhattan Corp.                 322,725
                BEVERAGES (NON-ALCOHOLIC)-
                0.0%
          100   Coca-Cola Co.                           6,800
          200   PepsiCo, Inc.                           7,387
                TOTAL                                  14,187
                BIOTECHNOLOGY-3.5%
       20,900   Biogen, Inc.                        1,986,806
       13,200   Genzyme Corp.                         498,300
                TOTAL                               2,485,106
                BROADCASTING-2.4%
        7,200   CBS Corp.                             328,050
          100   Clear Channel
                Communications, Inc.                    6,949
       20,600   Comcast Corp., Class A              1,353,162
                TOTAL                               1,688,161
                CELLULAR/WIRELESS
                TELECOMMUNICATIONS-2.6%
       19,900   Airtouch Communications,
                Inc.                                1,858,163
          400   NEXTEL Communications,
                Inc., Class A                          16,375
                TOTAL                               1,874,538
                CHEMICALS - DIVERSIFIED-
                0.0%
          200   Monsanto Co.                            9,050
                COMMUNICATIONS EQUIPMENT-
                6.7%
          200   General Instrument Corp.                7,300
       38,600   Lucent Technologies, Inc.           2,320,825
          100   Motorola, Inc.                          8,012
       24,200   Nokia Oyj, Class A, ADR             1,795,337
        4,700   Northern Telecom Ltd.                 320,481
        2,900   Tellabs, Inc.  317,731
                TOTAL                               4,769,686
SHARES                                                  VALUE
                COMMON STOCKS-continued
                COMPUTERS (HARDWARE)-4.6%
          200   Compaq Computer Corp.           $       4,462
        4,600   Dell Computer Corp.                   189,463
          200   Gateway 2000, Inc.                     13,238
        5,800   International Business
                Machines Corp.                      1,213,287
       30,400   Sun Microsystems, Inc.              1,818,300
                TOTAL                               3,238,750
                COMPUTERS (NETWORKING)- 2.6%
          200   3Com Corp.                              5,225
       16,000   Cisco Systems, Inc.                 1,825,000
                TOTAL                               1,830,225
                COMPUTERS (PERIPHERALS)- 5.6%
       20,000   EMC Corp. Mass                      2,178,750
       14,800   Lexmark Intl. Group, Class A        1,827,800
          300   Seagate Technology, Inc.                8,363
                TOTAL                               4,014,913
                COMPUTERS
                SOFTWARE/SERVICES-10.2%
       19,100   America Online, Inc.                2,726,525
          300   Cadence Design Systems,
                Inc.                                    4,069
          200   Computer Associates
                International, Inc.                     8,538
          100   Computer Sciences Corp.                 5,956
        1,600   Compuware Corp.                        39,000
       29,200   Microsoft Corp.                     2,374,325
          200   Network Associates, Inc.                2,650
          300   Oracle Corp.                            8,119
          500   Parametric Technology
                Corp.                                   6,531
       12,200   Yahoo, Inc.                         2,131,188
                TOTAL                               7,306,901
                CONSUMER FINANCE-6.8%
          200   Household International,
                Inc.                                   10,063
       74,900   MBNA Corp.                          2,111,244
       21,300   Providian Financial Corp.           2,749,031
                TOTAL                               4,870,338
SHARES                                                  VALUE
                COMMON STOCKS-continued
                DISTRIBUTORS (FOOD &
                HEALTH)-1.8%
       20,600   Cardinal Health, Inc.           $   1,232,137
          911   McKesson HBOC, Inc.                    31,885
                TOTAL                               1,264,022
                ELECTRICAL EQUIPMENT-2.8%
       13,400   General Electric Co.                1,413,700
       11,500   Solectron Corp.                       557,750
                TOTAL                               1,971,450
                ELECTRONICS -
                SEMICONDUCTORS-2.4%
        4,200   Altera Corp.                          303,450
       13,700   Intel Corp.                           838,269
        8,800   Linear Technology Corp.               500,500
          200   Maxim Integrated Products,
                Inc.                                   11,200
          200   Micron Technology, Inc.                 7,425
          100   Texas Instruments, Inc.                10,213
                TOTAL                               1,671,057
                ENTERTAINMENT-2.4%
          300   Disney (Walt) Co.                       9,525
       41,900   Viacom, Inc., Class B               1,712,663
                TOTAL                               1,722,188
                EQUIPMENT
                (SEMICONDUCTORS)-0.0%
          200   Applied Materials, Inc                 10,725
                HEALTH CARE
                (DRUGS/PHARMACEUTICALS)-
                5.8%
       15,100   Lilly (Eli) & Co.                   1,111,737
          600   Merck & Co., Inc.                      42,150
       14,300   Pfizer, Inc.                        1,645,394
       28,100   Schering Plough Corp.               1,357,581
                TOTAL                               4,156,862
                HEALTH CARE (LONG TERM
                CARE)-0.0%
          500   HEALTHSOUTH, Corp.                      6,719
                HEALTH CARE (MANAGED
                CARE)-0.0%
          200   United Healthcare Corp.                11,225
SHARES                                                  VALUE
                COMMON STOCKS-continued
                HEALTH CARE (MEDICAL
                PRODUCTS/SUPPLIES)-2.6%
          300   Boston Scientific Corp.         $      12,769
       25,800   Guidant Corp.                       1,385,137
        6,400   Medtronic, Inc.                       460,400
                TOTAL                               1,858,306
                HEALTH CARE (SPECIAL
                SERVICES)-0.1%
        1,200   Alza Corp.                             40,275
                HEALTH CARE DIVERSIFIED-
                1.2%
        1,300   Abbott Laboratories                    62,969
        5,000   American Home Products
                Corp.                                 305,000
          600   Bristol-Myers Squibb Co.               38,138
        3,900   Johnson & Johnson                     380,250
          500   Warner-Lambert Co.                     33,969
                TOTAL                                 820,326
                HOUSEHOLD PRODUCTS (NON-
                DURABLE)-0.0%
          100   Procter & Gamble Co.                    9,381
                INSURANCE (LIFE/HEALTH)-
                0.6%
        7,300   Aflac, Inc.                           396,025
          300   Conseco, Inc.                           9,469
                TOTAL                                 405,494
                INSURANCE (MULTI-LINE)-
                3.1%
       18,700   American International
                Group, Inc.                         2,196,081
                INVESTMENT
                BANKING/BROKERAGE-3.4%
       21,900   Schwab (Charles) Corp.              2,403,525
                LEISURE TIME (PRODUCTS)-
                1.9%
       22,700   Harley Davidson, Inc.               1,353,487
          300   Mattel, Inc.                            7,762
                TOTAL                               1,361,249
                MANUFACTURING
                (DIVERSIFIED)-3.0%
       26,700   Tyco International Ltd.             2,169,375
SHARES                                                  VALUE
                COMMON STOCKS-continued
                NATURAL GAS - DISTRIBUTOR -
                PIPE LINE-0.0%
          200   Williams Cos., Inc. (The)       $       9,450
                OIL & GAS (DRILLING &
                EQUIPMENT)-0.0%
          200   Halliburton Co.                         8,525
          200   Schlumberger Ltd.                      12,775
                TOTAL                                  21,300
                OIL & GAS
                (EXPLORATION/PRODUCTS)-
                0.0%
          300   Anadarko Petroleum Corp.               11,381
                PERSONAL CARE-0.0%
          200   Gillette Co.                           10,438
                PHOTOGRAPHY/IMAGING-0.0%
          200   Xerox Corp.                            11,750
                RETAIL (BUILDING
                SUPPLIES)-2.7%
       18,100   Home Depot, Inc.                    1,084,869
       16,200   Lowe's Cos., Inc.                     854,550
                TOTAL                               1,939,419
                RETAIL (COMPUTERS &
                ELECTRONICS)-1.3%
       20,000   Best Buy Co., Inc.                    955,000
                RETAIL - GENERAL
                MERCHANDISING CHAIN-1.7%
       26,600   Wal-Mart Stores, Inc.               1,223,600
                RETAIL - SPECIALTY-1.2%
       40,100   Office Depot, Inc.                    882,200
                RETAIL SPECIALTY -
                APPAREL-3.3%
       15,600   Gap (The), Inc.                     1,038,375
       38,500   TJX Cos., Inc.                      1,282,531
                TOTAL                               2,320,906
SHARES OR
PRINCIPAL
AMOUNT                                                  VALUE
                COMMON STOCKS-continued
                RETAIL STORES - DRUG STORE-
                2.5%
        1,100   CVS Corp.                       $      52,388
       63,400   Walgreen Co.                        1,703,875
                TOTAL                               1,756,263
                SERVICES (COMMERCIAL &
                CONSUMER)-1.6%
          400   Cendant Corp.                           7,200
       16,700   Cintas Corp.                        1,148,125
          200   Service Corp.
                International                           4,150
                TOTAL                               1,159,475
                SERVICES (DATA
                PROCESSING)-1.6%
       31,300   Ceridian Corp.                      1,146,363
                TELEPHONE LONG DISTANCE-
                4.5%
       19,494   AT&T Corp.                            984,447
       26,800   MCI Worldcom, Inc.                  2,202,625
                TOTAL                               3,187,072
                TOBACCO-0.0%
          700   Philip Morris Cos., Inc.               24,544
                TOTAL COMMON STOCKS
                (IDENTIFIED COST
                $69,205,778)                       69,170,126
                REPURCHASE AGREEMENT-3.6% 1
  $ 2,560,000   ABN AMRO, Inc., 4.94%,
                dated 4/30/1999, due
                5/3/1999 (at amortized
                cost                                2,560,000
                TOTAL INVESTMENTS
                (IDENTIFIED COST
                $71,765,778) 2                   $ 71,730,126

1 The repurchase agreements is fully collateralized by U.S. Treasury and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

2 The cost of investments for federal tax purposes amounts to $71,765,778. The net unrealized depreciation of investments on a federal tax basis amounts to $35,652 which is comprised of $2,253,475 appreciation and $2,289,127 depreciation at April 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($71,303,422) at April 30, 1999.

The following acronym is used throughout this portfolio:

ADR -American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

APRIL 30, 1999 (UNAUDITED)

ASSETS:
Total investments in
securities, at value
(identified and tax cost
$71,765,778)                                    $ 71,730,126
Cash                                                   1,755
Income receivable                                      2,754
Receivable for shares sold                         5,111,596
TOTAL ASSETS                                      76,846,231
LIABILITIES:
Payable for investments
purchased                       $ 5,432,078
Payable for shares
redeemed                             15,616
Accrued expenses                     95,115
TOTAL LIABILITIES                                  5,542,809
Net assets for                                     6,280,545
shares outstanding                              $ 71,303,422
NET ASSETS CONSIST OF:
Paid in capital                                 $ 71,413,655
Net unrealized
depreciation of
investments                                          (35,652)
Accumulated net realized
gain on investments                                        4
Distributions in excess of
net investment income                                (74,585)
TOTAL NET ASSETS                                $ 71,303,422
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($30,747,681 / 2,706,191
shares outstanding)                                   $11.36
Offering Price Per Share
(100/$94.50 of $11.36) 1                              $12.02
Redemption Proceeds Per
Share                                                 $11.36
CLASS B SHARES:
Net Asset Value Per Share
($36,915,870 / 3,253,559
shares outstanding)                                   $11.35
Offering Price Per Share                              $11.35
Redemption Proceeds Per
Share (94.50/100 of
$11.35) 1                                             $10.73
CLASS C SHARES:
Net Asset Value Per Share
($3,639,871 / 320,795
shares outstanding)                                   $11.35
Offering Price Per Share                              $11.35
Redemption Proceeds Per
Share (99.00/100 of
$11.35) 1                                             $11.24

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

PERIOD ENDED APRIL 30, 1999 (UNAUDITED) 1

INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $685)                                          $   13,392
Interest                                                             25,926
TOTAL INCOME                                                         39,318
EXPENSES:
Investment advisory fee                         $   52,227
Administrative personnel
and services fee                                    61,328
Custodian fees                                       4,920
Transfer and dividend
disbursing agent fees and
expenses                                            60,066
Directors'/Trustees' fees                            2,373
Auditing fees                                        6,327
Legal fees                                           1,581
Portfolio accounting fees                            6,816
Distribution services fee-
Class B Shares                                      26,883
Distribution services fee-
Class C Shares                                       2,191
Shareholder services fee-
Class A Shares                                       7,718
Shareholder services fee-
Class B Shares                                       8,961
Shareholder services fee-
Class C Shares                                         730
Share registration costs                            57,632
Printing and postage                                 8,897
Insurance premiums                                   1,384
Miscellaneous                                          791
TOTAL EXPENSES                                     310,825
WAIVERS AND
REIMBURSEMENTS:
Waiver of investment
advisory fee                   $  (52,227)
Reimbursement of other
operating expenses               (145,655)
TOTAL WAIVERS AND
REIMBURSEMENTS                                    (197,882)
Net expenses                                                        112,943
Net operating loss                                                  (73,625)
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on
investments                                                               4
Net change in unrealized
depreciation of
investments                                                         (35,652)
Net realized and
unrealized loss on
investments                                                         (35,648)
Change in net assets
resulting from operations                                        $  (109,273)

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to April 30, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

                                      PERIOD
                                       ENDED
                                 (unaudited)
                                   APRIL 30,
                                        1999 1
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net operating loss              $    (73,625)
Net realized gain on
investments                                4
Net change in unrealized
depreciation                         (35,652)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           (109,273)
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income
Class A Shares                          (960)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                            76,733,438
Net asset value of shares
issued to shareholders in
payment of distributions
declared                                   -
Cost of shares redeemed           (5,319,783)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                      71,413,655
Change in net assets              71,303,422
NET ASSETS:
Beginning of period                        -
End of period                   $ 71,303,422

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to April 30, 1999.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                        PERIOD
                                                         ENDED
                                                   (unaudited)
                                                     APRIL 30,
                                                          1999 1
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net operating loss                                       (0.02) 2
Net realized and unrealized gain on investments           1.38
TOTAL FROM INVESTMENT OPERATIONS                          1.36
LESS DISTRIBUTIONS:
Distributions from net investment income                     - 3
NET ASSET VALUE, END OF PERIOD                          $11.36
TOTAL RETURN 4                                           13.63%


RATIOS TO AVERAGE NET ASSETS:
Expenses 5                                                4.71% 6
Net operating loss 5                                     (4.12%) 6
Expenses (after waivers)                                  1.20% 6
Net operating loss (after waivers)                       (0.61%) 6
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $30,748
Portfolio turnover                                           0%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to April 30, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Amount represents less than $0.01 per share.

4 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                        PERIOD
                                                         ENDED
                                                   (unaudited)
                                                     APRIL 30,
                                                          1999 1
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net operating loss                                       (0.05) 2
Net realized and unrealized gain on investments           1.40
TOTAL FROM INVESTMENT OPERATIONS                          1.35
LESS DISTRIBUTIONS:
Distributions from net investment income                     - 3
NET ASSET VALUE, END OF PERIOD                          $11.35
TOTAL RETURN 4                                           13.52%


RATIOS TO AVERAGE NET ASSETS:
Expenses 5                                                4.28%  6
Net operating loss 5                                     (3.73%) 6
Expenses (after waivers)                                  1.95% 6
Net operating loss (after waivers)                       (1.40%) 6
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $36,916
Portfolio turnover                                           0%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to April 30, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Amount represents less than $0.01 per share.

4 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                        PERIOD
                                                         ENDED
                                                   (unaudited)
                                                     APRIL 30,
                                                          1999 1
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net operating loss                                       (0.05) 2
Net realized and unrealized gain on investments           1.40
TOTAL FROM INVESTMENT OPERATIONS                          1.35
LESS DISTRIBUTIONS:
Distributions from net investment income                     - 3
NET ASSET VALUE, END OF PERIOD:                         $11.35
TOTAL RETURN 4                                           13.52%

RATIOS TO AVERAGE NET ASSETS:
Expenses 5                                                4.08% 6
Net operating loss 5                                     (3.56%) 6
Expenses (after waivers)                                  1.97% 6
Net operating loss (after waivers)                       (1.45%) 6
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                 $3,640
Portfolio turnover                                           0%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to April 30, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Amount represents less than $0.01 per share.

4 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

APRIL 30, 1999 (UNAUDITED)

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Com pany Act of 1940, as amended (the "Act") as a diversified, open-end, manage ment investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Large Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segre gated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is appreciation of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities are generally val ued at the mean of the latest bid and asked price as furnished by an indepen dent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take posses sion, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repur chase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other rec ognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or stan dards reviewed or established by the Board of Trustees ("Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security posi tions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and rev enues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:

                                    PERIOD ENDED
                                   APRIL 30, 1999 1
CLASS A SHARES:                SHARES            AMOUNT
Shares sold                   3,137,744       $ 35,320,737
Shares issued to
shareholders in payment of
distributions declared                -                  -
Shares redeemed                (431,553)        (4,594,187)
NET CHANGE RESULTING FROM
CLASS A SHARE
TRANSACTIONS                  2,706,191       $ 30,726,550

                                    PERIOD ENDED
                                   APRIL 30, 1999 1
CLASS B SHARES:                SHARES            AMOUNT
Shares sold                   3,317,715       $ 37,697,702
Shares issued to
shareholders in payment of
distributions declared                -                  -
Shares redeemed                 (64,156)          (718,873)
NET CHANGE RESULTING FROM
CLASS B SHARE
TRANSACTIONS                  3,253,559       $ 36,978,829

                                    PERIOD ENDED
                                   APRIL 30, 1999 1
CLASS C SHARES:                SHARES            AMOUNT
Shares sold                     321,386       $  3,714,999
Shares issued to
shareholders in payment of
distributions declared                -                  -
Shares redeemed                    (591)            (6,723)
NET CHANGE RESULTING FROM
CLASS C SHARE
TRANSACTIONS                    320,795       $  3,708,276
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS            6,280,545      $  71,413,655

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to April 30, 1999.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administra tive Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Feder ated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to com pensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

                   PERCENTAGE OF
                   AVERAGE DAILY
                   NET ASSETS
SHARE CLASS NAME   OF CLASS
Class B Shares     0.75%
Class C Shares     0.75%

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Share holder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of aver age daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain share holder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disburs ing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1999, were as follows:

Purchases     $ 69,205,846
Sales                    -

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking mea sures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Trustees

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
WILLIAM J. COPELAND
JOHN F. CUNNINGHAM
LAWRENCE D. ELLIS, M.D.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS
JOHN S. WALSH

Officers

JOHN F. DONAHUE
Chairman

GLEN R. JOHNSON
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

C. GRANT ANDERSON
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other gov ernment agency. Investment in mutual funds involves investment risk, includ ing the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts con cerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated
World-Class Investment Manager
SEMI-ANNUAL REPORT
AS OF APRIL 30, 1999

Federated Large Cap Growth Fund

Established 1998

1ST SEMI-ANNUAL REPORT

[Graphic]
Federated
Federated Large Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM
Federated Securities Corp., Distributor

Cusip 314172842
Cusip 314172834
Cusip 314172826
G02516-02 (6/99)

[Graphic]

SEMI-ANNUAL REPORT

[Graphic]

GLEN R. JOHNSON
President
Federated Small Cap Strategies Fund

President's Message

Dear Shareholder:

Federated Small Cap Strategies Fund was created in 1995, and I am pleased to present its fourth Semi-Annual Report. The fund's assets totaled $376.7 million as of April 30, 1999 with ownership of 163 U.S. small-cap com panies across 10 industry sectors. These corporations, on average, have price-to-earnings ratios of under 20X and average earnings per share growth rates of 27%. The fund's benchmarks are the Russell 2000 Small Stock Index and the Standard & Poor's ("S&P") 600 Small Cap Index. 1

This report covers first half of the fund's fiscal year which is the six-month period from November 1, 1998 through April 30, 1999. It begins with an interview with the fund's portfolio manager, Aash M. Shah, Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's investment performance. Second is a complete listing of the fund's stock holdings, and third is the publication of the fund's financial state ments.

Federated Small Cap Strategies Fund is managed to offer shareholders signif icant opportunities for long-term growth by owning a highly diversified port folio of small-cap stocks. 2 These stocks, issued by companies with a typical market capitalization of less than $1 billion, offer the potential for high returns over time in exchange for a higher level of risk as compared to stocks issued by large, well-established companies. To help reduce risk and seek opportunities in this dynamic market, the fund's portfolio is carefully selected and broadly diversified.

During the six-month reporting period, the stock market continued its upward momentum, led by large-cap growth stocks and Internet stocks. Small-cap stocks recorded positive performance though trailing the broad market. As Aash notes, valuation levels of small company stocks have remained extremely attractive (but you might say "unloved") versus larger caps.

1 The Russell 2000 Small Stock Index is a broadly diversified unmanaged index consisting of approximately 2,000 small capitalization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small capitalization common stocks. The S&P 600 Small Cap Index is an unmanaged capitalization-weighted index of stocks repre senting all major industries in the small-cap range of the U.S. stock mar ket. Investments cannot be made in an index.

2 Small-cap stocks have historically experienced greater volatility than average.

Individual share class total return performance for the six-month reporting period follows. 3

                TOTAL RETURN NET ASSET VALUE INCREASE Class A Shares 12.91% $15.26 to $17.23 = 12% Class B Shares 12.57% $14.96 to $16.84 = 12% Class C
Shares 12.51% $14.95 to $16.82 = 12%

There is significant day-to-day volatility in the stock market. However, regardless of the market's fluctuations, over time, you can easily increase your investment in smaller American companies by reinvesting your dividends and capital gains automatically in additional fund shares.

You can also add to your account on a regular basis through a systematic investment program. This program withdraws a specific amount from your check ing account on a regular basis to purchase more fund shares. Buying shares regularly (i.e., monthly additions of the same dollar amount) automatically accumulates more shares in your account at lower prices. 4 Please contact your investment representative for more information, and please note that the fund's share price has been volatile and that may make it suitable for regu lar investments.

Thank you for selecting Federated Small Cap Strategies Fund to pursue your long-term financial goals. We welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
June 15, 1999

3 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 6.69%, 7.07% and 11.51%, respectively.

4 Systematic investing does not assure a profit or protect against a loss in declining markets. Because dollar-cost-averaging involves continuous investment regardless of fluctuating price levels, investors should con sider their financial ability to continue purchasing during periods of low price levels.

[Graphic]

AASH M. SHAH, CFA
Vice President
Federated Investment Management Company

Investment Review

WHAT IS YOUR ANALYSIS OF THE FIRST HALF OF THE FUND'S FISCAL YEAR, WHICH WAS A POSITIVE THOUGH VOLATILE PERIOD FOR SMALL-CAP STOCKS?

During the fourth quarter of 1998, the overall equity market was very strong. The small-cap market rebounded significantly from the bottom of a severe bear market and experienced only slight underperformance versus large-cap stocks. During the fourth quarter of 1998, the Lipper Small Cap Funds Average 1 was up 19.10%, the S&P 600 Small Cap Index was up 17.60%, the Russell 2000 Small Stock Index was up 16.50%, while the S&P 500 Index1 was up 21.30%, and the Dow Jones Industrial Average1 was up 17.60%. Federated Small Cap Strategies Fund Class A Shares were up 25.02% during the fourth quarter of 1998,2 sig nificantly outperforming both the small-cap and large-cap indexes. The small-cap "growth" style of investing outperformed the small-cap "value" style during this quarter.

1 Lipper figures represent the average of the total returns reported by the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks repre senting all major industries. The Dow Jones Industrial Average is an unman aged index representing share prices of major industrial corporations, public utilities, and transportation companies. Investments cannot be made in an index.

2 Performance quoted is based on net asset value for Class A Shares. The per formance for the fourth quarter of 1998 based on offering price was 18.18%.

We enjoyed this increase in share price briefly, however, in 1999, small-cap stocks experienced severe underperformance versus large-cap stocks. In the first quarter of 1999, the Lipper Small Cap Funds Average was down 6.00%, the S&P 600 Small Cap Index was down 9.20%, the Russell 2000 Small Stock Index was down 5.80%, while the S&P 500 Index was up 5.00% and the Dow Jones Indus trial Average was up 7.00%. The fund's Class A Shares were down 11.41% during the first quarter of 1999, 3 significantly underperforming both the small-cap and large-cap indexes. The small-cap "growth" style of investing continued to outperform small-cap "value" investing during the first quarter of 1999.

HOW DID FEDERATED SMALL CAP STRATEGIES FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 1999 COMPARED TO ITS PEERS?

For the six-month period ended April 30, 1999, the fund produced total returns for Class A, B, and C Shares of 12.91%, 12.57% and 12.51%, respec tively, based on net asset value. 4 These returns lagged the 14.68% total return of the Lipper Small Cap Funds Average.

For the six-month reporting period ended April 30, 1999, the S&P 500 Index returned 22.32%, while the S&P 600 Small Cap Index was up 9.03% and the Rus sell 2000 Small Stock Index was up 15.16%.

WHAT INDUSTRY SECTORS DO YOU FAVOR?

We are currently overweighted in the basic materials sector and underweighted in consumer staples, health care, energy, and utilities. In our two largest sector focuses, technology and consumer cyclicals, we are overweighted.

Our goal is to remain fully invested in the best 3% of small companies that we can find across a universe of more than 5,000 small companies in the U.S. We are maintaining our cash position below 3%, which means that the fund is fully invested.

WHAT ARE SOME OF THE FUND'S RECENT PORTFOLIO ADDITIONS?

Our recent purchases included the following:

AFFILIATED MANAGERS GROUP (1.02% of net assets): Affiliated Managers Group acquires equity interests in investment management firms. The company's affiliates provide investment management services, mainly in the U.S. and Europe, to mutual funds, partnerships, and institutional and individual cli ents.

AK STEEL HOLDING CORP. (0.66% of net assets): AK Steel produces and sells flat-rolled steel, including coated, cold-rolled and hot-rolled carbon steel, primarily to the automotive, appliance, construction and manufactur ing markets.

HCC INSURANCE HOLDINGS, INC. (0.80% of net assets): HCC Insurance provides property and casualty insurance to individual and commercial customers, underwritten on both a direct and reinsurance basis, and also provides insur ance agency services.

PIER 1 IMPORTS (0.22% of net assets): Pier 1 Imports operates 732 franchises and 33 retail stores under the names Pier 1 Imports and The Pier, which sell a variety of furniture, decorative home furnishings, dining and kitchen goods, and accessories.

3 Performance quoted is based on net asset value for Class A Shares. The per formance for the first quarter of 1999 based on offering price was (16.30%).

4 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 6.69%, 7.07% and 11.51%, respectively.

RYLAND GROUP, INC. (0.31% of net assets): The Ryland Group specializes in the construction and sale of single-family, attached and detached homes in 23 metropolitan markets in 20 states. Ryland also provides mortgage services.

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF APRIL 30, 1999, AND WHAT WERE THE INDUSTRY WEIGHTINGS?

                                   PERCENTAGE OF
NAME                               NET ASSETS
Micrel, Inc.                        1.40%
SEI Investments                     1.32%
ProBusiness Services, Inc.          1.26%
Spartech Corp.                      1.19%
CSG Systems International, Inc.     1.18%
Mutual Risk Management Ltd.         1.15%
Pilot Network Services, Inc.        1.14%
Stanley Furniture Company, Inc.     1.14%
Carlisle Companies, Inc.            1.13%
City National Corp.                 1.11%
  TOTAL                           12.02%

                      PERCENTAGE OF   PERCENTAGE OF
SECTOR                NET ASSETS      S&P 600 INDEX
Technology            20.7%           15.8%
Consumer Cyclicals    20.3%           19.9%
Financials            13.7%           15.0%
Capital Goods         13.6%           14.1%
Health Care            7.6%            9.9%
Consumer Staples       5.9%            9.2%
Basic Materials        4.6%            4.8%
Energy                 3.9%            3.5%
Utilities              2.7%            4.6%
Transportation         2.4%            3.0%

WHILE SMALL-CAP STOCKS TURNED IN POSITIVE PERFORMANCE FOR THE REPORTING PERIOD, LARGE-CAP STOCKS HAVE BEEN DOMINATING. WHAT IS THE LONG-TERM POTEN TIAL OF THE SMALL-CAP MARKET?

Small-cap stocks remain very attractive for long-term investors. Two power ful long-term drivers are: 1) valuation levels of small company stocks are extremely attractive versus large-cap stocks; and 2) earnings growth in the small-cap market is expected to outpace larger cap stocks over the next three-five years. Our analysis of the small-cap market reveals numerous opportunities for finding companies with rapidly growing revenues and earn ings at attractive prices. Companies in the small-cap sector still appear very reasonably priced relative to large-cap companies.

There are two characteristics of this fund that make it an ideal investment vehicle for this market. First, sector discipline-we stay invested in all 11 economic sectors at all times with appropriate overweighted and underweighted positions (one half to two times sector bands). Second, our small-cap discipline-we have kept the median capitalization of the fund below $1 billion, which is truly a small-cap orientation. Although small-cap equities may be more volatile than their larger counterparts, history has shown them to be an excellent long-term investment. Based on monthly histor ical data from 1946 to 1998, given a 15-year holding period, small-cap stocks outperformed large-cap stocks 83% of the time.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

IF YOU HAD MADE AN INITIAL INVESTMENT OF $4,000 IN THE CLASS A SHARES OF FED ERATED SMALL CAP STRATEGIES FUND ON 11/1/95, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $6,619 ON 4/30/99. YOU WOULD HAVE EARNED A 15.51% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/99, the Class A Shares' average annual 1-year, 3-year, and since inception (11/1/95) total returns were (24.27)%, 6.89%, and 13.56%, respec tively. Class B Shares' average annual 1-year, 3-year, and since inception (11/1/95) total returns were (24.83)%, 6.97%, and 13.99%, respectively. Class C Shares' average annual 1-year, 3-year, and since inception (11/1/95) total returns were (21.23)%, 8.08%, and 14.59%, respectively. 2

[Graphic representation "A7" omitted - see Appendix.]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an intital investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, the 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% con tingent deferred sales charge.

ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 3 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $4,599.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Feder ated Small Cap Strategies Fund on 11/1/95, reinvested your dividends and cap ital gains, and did not redeem any shares, you would have invested only $4,000, but your account would have reached a total value of $4,599 1 by 4/30/99. You would have earned an average annual total return of 7.31%.

A practical investment plan helps you pursue a long-term performance from growth-oriented stocks of small companies. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation "A8" omitted - see Appendix.]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Profile-Investing for a College Education

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their child. On Novem ber 1, 1995, they invested $5,000 in the Class A Shares of Federated Small Cap Strategies Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over four years, their original $5,000 investment along with their additional monthly $250 investments totaling $15,250 has grown to $18,925. This represents a 9.72% average annual total return. For the Rices, a dedicated program of monthly investment really paid off.

[Graphic representation "A9" omitted - see Appendix.]

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

APRIL 30, 1999 (UNAUDITED)

SHARES                                                  VALUE
                 COMMON STOCKS-95.4%
                 BASIC MATERIALS-4.6%
        96,000   AK Steel Holding Corp.          $   2,496,000
       111,200 1 ATMI, Inc.                          2,557,600
        95,500 1 Bethlehem Steel Corp.                 871,437
       143,800   Cambrex Corp.                       3,684,875
        82,800 1 Daisytek International
                 Corp.                               1,386,900
       111,800   Lone Star Industries, Inc.          3,989,862
       173,800   RPM, Inc.                           2,444,062
                 TOTAL                              17,430,736
                 CAPITAL GOODS-13.6%
       142,400   AMETEK, Inc.                        3,248,500
        81,100 1 Allied Waste Industries,
                 Inc.                                1,434,456
       118,800   Applied Power, Inc., Class
                 A                                   3,749,625
        51,100   Aptargroup, Inc.                    1,430,800
        60,000   Ballard Power Systems,
                 Inc.                                2,280,000
        65,200 1 Benchmark Electronics,
                 Inc.                                2,192,350
        86,200 1 Blyth Industries, Inc.              1,961,050
        86,600   Carlisle Cos., Inc.                 4,243,400
       139,000 1 Ducommun, Inc.                      1,581,125
        49,850 1 Dycom Industries, Inc.              2,277,522
        22,600 1 Electro Scientific
                 Industries, Inc.                      861,625
       207,100   Furon Co.                           3,701,912
        73,700 1 HADCO Corp.                         1,934,625
       188,000 1 Newpark Resources, Inc.             1,727,250
        93,800 1 Rayovac Corp.                       2,532,600
        30,200 1 SPS Technologies, Inc.              1,317,475
        43,700 1 Sanmina Corp.                       2,900,587
       189,200   Spartech Corp.                      4,493,500
       154,625 1 Tetra Tech, Inc.                    3,739,992
        21,100 1 Zebra Technologies Corp.,
                 Class A                               701,575
        86,490 1 Zebra Technologies Corp.,
                 Class B                             2,875,792
                 TOTAL                              51,185,761
SHARES                                                  VALUE
                 COMMON STOCKS-continued
                 CONSUMER CYCLICALS-20.3%
        67,000 1 Action Performance Cos.,
                 Inc.                           $    2,269,625
       117,000 1 Acxiom Corp.                        2,954,250
        52,200 1 Alternative Living
                 Services, Inc.                      1,161,450
        47,800 1 American Eagle Outfitters,
                 Inc.                                3,573,050
        76,800 1 Black Box Corp.                     2,630,400
        31,400 1 CDW Computer Centers, Inc.          2,810,300
        12,500 1 CMG Information Services,
                 Inc.                                3,182,031
        23,200 1 Catalina Marketing Corp.            1,982,150
        44,000 1 Corinthian Colleges, Inc.             720,500
        98,800 1 DeVRY, Inc.                         2,605,850
        63,600 1 Dura Automotive Systems,
                 Inc.                                1,820,550
        84,300 1 Gentex Corp.                        2,534,269
       193,300 1 Helen of Troy Ltd.                  2,706,200
       140,500 1 ITT Educational Services,
                 Inc.                                3,451,031
        86,800 1 Linens 'N Things, Inc.              3,971,100
        62,800 1 O'Reilly Automotive, Inc.           2,873,100
        92,000 1 Pacific Sunwear of
                 California                          3,412,625
       112,600   Pier 1 Imports, Inc.                  830,425
         2,900 1 Priceline.com, Inc.                   470,887
       132,450 1 ProBusiness Services, Inc.          4,751,644
        74,200 1 Rent-A-Center, Inc.                 2,300,200
        45,100   Ryland Group, Inc.                  1,183,875
       113,897   Service Corp.
                 International                       2,363,363
       202,000 1 Stanley Furniture Co., Inc.         4,292,500
       100,800   Strayer Education, Inc.             3,490,200
       104,600 1 Sylvan Learning Systems,
                 Inc.                                2,628,075
        23,300 1 Timberland Co., Class A             1,613,525
        51,200 1 Toll Brothers, Inc.                 1,094,400
       106,500   Unifirst Corp.                      1,857,094
        30,900 1 Value America, Inc.                 1,218,619
       152,500   Wolverine World Wide, Inc.          1,830,000
        38,100 1 Zale Corp.                          1,440,656
        12,900 1 Ziff-Davis, Inc.                      454,725
                 TOTAL                              76,478,669
SHARES                                                  VALUE
                 COMMON STOCKS-continued
                 CONSUMER STAPLES-5.9%
        79,400 1 Century Communications
                 Corp., Class A                 $    3,895,563
       154,500 1 Del Monte Foods Co.                 2,066,437
        55,000   Earthgrains Co.                     1,165,312
        43,000 1 Entercom Communication
                 Corp.                               1,596,375
        57,000 1 Patterson Dental Co.                2,055,562
       100,600   Ruby Tuesday, Inc.                  1,835,950
       133,900 1 Smithfield Foods, Inc.              3,163,388
        23,400 1 Valassis Communications,
                 Inc.                                1,310,400
        33,000 1 Whole Foods Market, Inc.            1,287,000
       141,800 1 World Color Press                   3,624,762
                 TOTAL                              22,000,749
                 ENERGY-3.9%
        80,100   Cross Timbers Oil Co.                 876,094
        73,400   Devon Energy Corp.                  2,440,550
        92,100 1 Newfield Exploration Co.            2,475,187
       127,600 1 Pride International, Inc.           1,491,325
       124,700   Santa Fe International
                 Corp.                               2,681,050
       119,900 1 Stolt Comex Seaway, S.A.            1,498,750
       103,600 1 Tuboscope, Inc.                     1,411,550
       174,200   Vintage Petroleum, Inc.             1,872,650
                 TOTAL                              14,747,156
                 FINANCIALS-13.7%
       132,100 1 Affiliated Managers Group,
                 Inc.                                3,839,156
        26,800   Chittenden Corp.                      770,500
       108,100   City National Corp.                 4,175,362
       165,500   Community First
                 Bankshares, Inc.                    3,382,406
        76,239 1 Delphi Financial Group,
                 Inc., Class A                       2,372,939
       123,000   Enhance Financial Services
                 Group, Inc.                         2,544,562
        34,500   Executive Risk, Inc.                2,475,375
       196,400 1 FirstFed Financial Corp.            3,400,175
       124,700   Fremont General Corp.               2,494,000
       143,000   HCC Insurance Holdings,
                 Inc.                                3,020,875
        58,300   HealthCare Financial
                 Partners, Inc.                      1,967,625
        37,900   Heller Financial, Inc.              1,028,037
        48,000   Investment Technology
                 Group, Inc.                         1,662,000
SHARES                                                  VALUE
                 COMMON STOCKS-continued
                 FINANCIALS-CONTINUED
        48,000 1 Jefferies Group, Inc.          $    1,098,000
       111,100   Mutual Risk Management
                 Ltd.                                4,319,013
       181,000   North Fork Bancorp, Inc.            4,072,500
        52,300   SEI Investments, Co.                4,968,500
       179,200 1 Scottish Annuity & Life
                 Holdings Ltd.                       1,792,000
        52,200   St. Paul Bancorp, Inc.              1,265,850
        64,400 1 Triad Guaranty, Inc.                1,014,300
                 TOTAL                              51,663,175
                 HEALTH CARE-7.6%
       152,800 1 Cephalon, Inc.                      1,852,700
        41,900 1 Express Scripts, Inc.,
                 Class A                             3,084,888
        74,800 1 HCR Manor Care, Inc.                2,075,700
       177,600   Hooper Holmes, Inc.                 2,830,500
       114,400 1 Mede America Corp.                  2,974,400
       119,200 1 Medicis Pharmaceutical
                 Corp., Class A                      2,898,050
        31,400 1 Medimmune, Inc.                     1,730,925
       137,500 1 Prime Medical Services,
                 Inc.                                  988,281
       107,000 1 Sabratek Corp.                      1,745,438
         6,300 1 Sepracor, Inc.                        532,350
       140,700 1 Sybron International Corp.          3,895,631
        73,400 1 Universal Health Services,
                 Inc., Class B                       3,803,038
                 TOTAL                              28,411,901
                 TECHNOLOGY-20.7%
       103,300 1 ABR Information Services,
                 Inc.                                1,807,750
       116,100 1 AVT Corp.                           3,156,469
       241,050 1 Apex PC Solutions, Inc.             4,007,456
        41,800 1 Aspect Development, Inc.              457,188
       230,100 1 Atlantic Data Services,
                 Inc.                                  920,400
       139,500 1 BARRA, Inc.                         2,728,969
       115,200 1 CSG Systems International,
                 Inc.                                4,449,600
       190,300 1 Cable Design Technologies,
                 Class A                             2,830,713
        58,700 1 Check Point Software
                 Technologies Ltd.                   2,069,175
       121,500 1 Ciber, Inc.                         2,293,313
        64,100 1 CommScope, Inc.                     1,562,438
        86,000 1 Complete Business
                 Solutions, Inc.                     1,924,250
SHARES                                                  VALUE
                 COMMON STOCKS-continued
                 TECHNOLOGY-CONTINUED
        49,800 1 Comverse Technology, Inc.      $    3,193,425
        40,500 1 Concur Technologies, Inc.           1,463,063
       159,450 1 Cybex Computer Products
                 Corp.                               3,029,550
       131,000 1 DSP Group, Inc.                     2,374,375
        37,000 1 Digital River, Inc.                 1,429,125
        71,200 1 Etec Systems, Inc.                  2,198,300
        77,050   FactSet Research Systems            3,592,456
        41,000 1 Intraware, Inc.                     1,255,625
       129,500 1 Kulicke & Soffa Industries          2,962,313
        33,200 1 Macromedia, Inc.                    1,375,725
         3,600 1 Marimba, Inc.                         218,700
       176,000 1 Mastech Corp.                       2,585,000
        89,700 1 Micrel, Inc.                        5,281,088
        12,000 1 Mindspring Enterprises, Inc.        1,163,250
        12,900 1 Mpath Interactive, Inc.               507,938
         4,100 1 Net Perceptions, Inc.                 108,138
        72,800 1 Orbotech, Ltd.                      3,494,400
       228,200 1 Pilot Network Services,
                 Inc.                                4,307,275
         1,900 1 Rhythms NetConnections,
                 Inc.                                  156,750
       113,600 1 SS&C Technologies, Inc.             1,633,000
        35,600 1 Transaction Systems
                 Architects, Inc., Class A           1,154,775
        17,200 1 Usinternetworking, Inc.               879,350
        35,500 1 Verity, Inc.                        1,242,500
        45,200 1 Vitesse Semiconductor
                 Corp.                               2,093,325
       172,000 1 World Access, Inc.                  2,064,000
                 TOTAL                              77,971,167
                 TRANSPORTATION-2.4%
        46,300   Airborne Freight Corp.              1,481,600
        77,500 1 America West Holdings
                 Corp., Class B                      1,617,813
        38,000   CNF Transportation, Inc.            1,660,125
        75,000 1 Consolidated Freightways
                 Corp.                                 843,750
        18,700   Expeditors International
                 Washington, Inc.                    1,133,688
        34,100   USFreightways Corp.                 1,278,750
        62,125   Werner Enterprises, Inc.            1,195,906
                 TOTAL                               9,211,632
SHARES OR
PRINCIPAL
AMOUNT                                                  VALUE
                 COMMON STOCKS-continued
                 UTILITIES-2.7%
        27,700   Central Hudson Gas &
                 Electric Corp.                 $    1,028,363
        35,700   Commonwealth Energy System          1,448,081
        29,000   New Jersey Resources Corp.          1,069,375
        46,400   Piedmont Natural Gas, Inc.          1,479,000
        47,200   Sierra Pacific Resources            1,681,500
        44,500   Southwest Gas Corp.                 1,271,031
        40,500   United Water Resources, Inc.          842,906
        60,100   WICOR, Inc.  1,419,863
                 TOTAL                              10,240,119
                 TOTAL COMMON STOCKS
                 (IDENTIFIED COST
                 $317,792,646)                     359,341,065
                 U.S. TREASURY OBLIGATION-
                 3.0%
  $ 11,500,000 2 United States Treasury
                 Bill, 6/17/1999
                 (Identified cost
                 $11,433,488)                       11,433,488
                 REPURCHASE AGREEMENT-0.1%
       475,000 3 ABN AMRO, Inc., 4.94%,
                 dated 4/30/1999, due
                 5/3/1999 (AT AMORTIZED
                 COST)                                 475,000
                 TOTAL INVESTMENTS
                 (IDENTIFIED COST
                 $329,701,134) 4                 $ 371,249,553

1 Non-income producing security.

2 Represents a security held as collateral which is used to ensure the fund is able to satisfy the obligations of its outstanding long futures con tract. The underlying face amount, at value, of open index futures is $11,308,500 at April 30, 1999, which represents 3.0% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $329,701,134. The net unrealized appreciation of investments on a federal tax basis amounts to $41,548,419 which is comprised of $75,436,889 appreciation and $33,888,470 depreciation at April 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($376,648,815) at April 30, 1999.

The following acronym is used throughout this portfolio:

PC -Participation Certificate

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

APRIL 30, 1999 (UNAUDITED)

ASSETS:
Total investments in
securities, at value
(identified and tax cost
$329,701,134)                                   $ 371,249,553
Cash                                                      452
Income receivable                                     105,526
Receivable for investments
sold                                                6,255,127
Receivable for shares sold                            616,140
Deferred organizational
costs                                                  37,190
TOTAL ASSETS                                      378,263,988
LIABILITIES:
Payable for investments
purchased                       $ 1,004,019
Payable for shares
redeemed                            348,878
Payable for daily
variation margin                     90,750
Accrued expenses                    171,526
TOTAL LIABILITIES                                   1,615,173
Net assets for 22,172,610
shares outstanding                              $ 376,648,815
NET ASSETS CONSIST OF:
Paid in capital                                 $ 361,881,150
Net unrealized
appreciation of
investments                                        41,266,045
Accumulated net realized
loss on investments                               (24,026,522)
Accumulated net investment
loss                                               (2,471,858)
TOTAL NET ASSETS                                $ 376,648,815
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($144,922,191 / 8,409,583
shares outstanding)                                    $17.23
Offering Price Per Share
(100/94.50 of $17.23) 1                                $18.23
Redemption Proceeds Per
Share                                                  $17.23
CLASS B SHARES:
Net Asset Value Per Share
($197,964,054 / 11,755,738
shares outstanding)                                    $16.84
Offering Price Per Share                               $16.84
Redemption Proceeds Per
Share (94.50/100 of
$16.84) 1                                              $15.91
CLASS C SHARES:
Net Asset Value Per Share
($33,762,570 / 2,007,289
shares outstanding)                                    $16.82
Offering Price Per Share                               $16.82
Redemption Proceeds Per
Share (99.00/100 of
$16.82) 1                                              $16.65


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                        $    704,165
Interest                                              264,523
TOTAL INCOME                                          968,688
EXPENSES:
Investment advisory fee        $ 1,470,030
Administrative personnel
and services fee                   147,787
Custodian fees                      15,000
Transfer and dividend
disbursing agent fees and
expenses                           384,208
Directors'/Trustees' fees            3,224
Auditing fees                        7,954
Legal fees                           1,488
Portfolio accounting fees           55,992
Distribution services fee-
Class B Shares                     775,263
Distribution services fee-
Class C Shares                     136,831
Shareholder services fee-
Class A Shares                     185,979
Shareholder services fee-
Class B Shares                     258,421
Shareholder services fee-
Class C Shares                      45,610
Share registration costs            38,850
Printing and postage                59,507
Insurance premiums                   1,912
Miscellaneous                        1,735
TOTAL EXPENSES                   3,589,791
WAIVER:
Waiver of investment
advisory fee                   $  (149,245)
Net expenses                                        3,440,546
Net operating loss  (2,471,858)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investments and futures
contracts                                          18,288,598
Net change in unrealized
appreciation of
investments and
futures contracts                                  29,945,227
Net realized and
unrealized gain on
investments and
futures contracts                                  48,233,825
Change in net assets
resulting from operations                        $ 45,761,967

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

                                   SIX MONTHS
                                        ENDED                    YEAR
                                   (unaudited)                  ENDED
                                     APRIL 30,             OCTOBER 31,
                                         1999                    1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net operating loss               $   (2,471,858)       $   (4,997,810)
Net realized gain (loss) on
investments and futures
contracts ($18,288,598 and
$(41,800,279),
respectively, as computed
for federal tax purposes)            18,288,598           (42,268,177)
Net change in unrealized
appreciation/(depreciation
) of investments and
futures contracts                    29,945,227           (35,042,376)
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS            45,761,967           (82,308,363)
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
realized gains on
investments and futures
contracts
Class A Shares                                -               (20,318)
Class B Shares                                -               (28,368)
Class C Shares                                -                (4,031)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                               -              (52,717)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              272,812,503          810,112,441
Net asset value of shares
issued to shareholders in
payment of
distributions declared                        -               58,240
Cost of shares redeemed            (312,681,287)        (701,511,227)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        (39,868,784)         108,659,454
Change in net assets                  5,893,183           26,298,374
NET ASSETS:
Beginning of period                 370,755,632          344,457,258
End of period (including
accumulated net investment
loss of $2,471,858 at
April 30, 1999)                  $  376,648,815       $  370,755,632

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              SIX MONTHS
                                   ENDED
                              (unaudited)
                                APRIL 30,            YEAR ENDED OCTOBER 31,
                                     1999         1998          1997         1996
NET ASSET VALUE, BEGINNING
OF PERIOD                         $15.26        $18.75        $14.68       $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income              (0.09)        (0.14) 1      (0.04)       (0.05) 2
Net realized and
unrealized gain (loss) on
investments                         2.06         (3.35)         4.33         4.75
TOTAL FROM INVESTMENT
OPERATIONS                          1.97         (3.49)         4.29         4.70
LESS DISTRIBUTIONS:
Distributions in excess of
net investment income                  -            -              -        (0.02)
Distributions from net
realized gain on
investments and
futures contracts                      -         (0.00) 3      (0.22)           -
TOTAL DISTRIBUTIONS                (0.00)        (0.00)        (0.22)       (0.02)
NET ASSET VALUE, END OF
PERIOD                            $17.23        $15.26        $18.75       $14.68
TOTAL RETURN 4                     12.91%       (18.60%)       29.55%       47.06%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 5                          1.37% 6       1.35%         1.44%        3.05%
Net investment income 5            (0.88%)6      (0.89%)       (0.65% )     (2.09%)
Expenses (after waivers)            1.29% 6       1.28%         1.44%        1.35%
Net investment income
(after waivers)                    (0.80%)6      (0.82%)       (0.65% )     (0.39%)
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                   $144,922      $142,250      $134,903      $23,242
Portfolio turnover                    25%           59%          118%          83%

1 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

2 Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares out standing during the period.

3 Amounts distributed per share do not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              SIX MONTHS
                                   ENDED
                              (unaudited)
                                APRIL 30,                 YEAR ENDED OCTOBER 31,
                                    1999            1998            1997         1996
NET ASSET VALUE, BEGINNING
OF PERIOD                         $14.96          $18.53          $14.62       $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income              (0.18)          (0.28) 1        (0.09)       (0.16) 2
Net realized and
unrealized gain (loss) on
investments                         2.06           (3.29)           4.22         4.78
TOTAL FROM INVESTMENT
OPERATIONS                          1.88           (3.57)           4.13         4.62
LESS DISTRIBUTIONS:
Distributions from net
realized gain on
investments                            -           (0.00) 3        (0.22)           -
NET ASSET VALUE, END OF
PERIOD                            $16.84          $14.96          $18.53       $14.62
TOTAL RETURN 4                     12.57%         (19.25%)         28.56%       46.20%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 5                          2.12%  6        2.10%           2.19%        3.80%
Net investment income 5            (1.63%) 6       (1.64%)         (1.40%)      (2.97%)
Expenses (after waivers)            2.04%  6        2.03%           2.19%        2.10%
Net investment income
(after waivers)                    (1.55%) 6       (1.57%)         (1.40% )     (1.27%)
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                   $197,964        $195,188        $183,180      $32,112
Portfolio turnover                    25%             59%            118%          83%


1 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

2 Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares out standing during the period.

3 Amounts distributed per share do not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               SIX MONTHS
                                    ENDED
                               (unaudited)
                                 APRIL 30,             YEAR ENDED OCTOBER 31,
                                     1999          1998          1997         1996
NET ASSET VALUE, BEGINNING
OF PERIOD                          $14.95        $18.51        $14.60      $10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income               (0.18)        (0.27) 1      (0.10)      (0.16) 2
Net realized and
unrealized gain (loss) on
investments                          2.05         (3.29)         4.13        4.76
TOTAL FROM INVESTMENT
OPERATIONS                           1.87         (3.56)         4.13        4.60
LESS DISTRIBUTIONS:
Distributions from net
realized gain on
investments                             -         (0.00) 3      (0.22)          -
NET ASSET VALUE, END OF
PERIOD                             $16.82        $14.95        $18.51      $14.60
TOTAL RETURN 4                      12.51%       (19.22% )      28.60%      46.00%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 5                           2.12%  6      2.10%        2.19%       3.80%
Net investment income 5             (1.63%) 6     (1.64% )     (1.40% )    (2.98%)
Expenses (after waivers)             2.04%  6      2.03%        2.19%       2.10%
Net investment income
(after waivers)                     (1.55% ) 6    (1.57% )     (1.40% )    (1.28%)
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                     $33,763       $33,318      $26,375      $5,496
Portfolio turnover                     25%           59%         118%         83%


1 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

2 Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares out standing during the period.

3 Amounts distributed per share do not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

APRIL 30, 1999 (UNAUDITED)

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Com pany Act of 1940, as amended (the "Act") as an open-end, management invest ment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Small Cap Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other port folios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide capi tal appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take posses sion, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repur chase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other rec ognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or stan dards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At October 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $41,800,279, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryfor ward will expire in 2006.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security posi tions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securi ties. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the vari ation margin account. When a contract is closed, the Fund recognizes a real ized gain or loss. For the period ended April 30, 1999, the Fund had realized gains/losses of $1,057,087 on futures contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At April 30, 1999, the Fund had outstanding futures contracts as set forth below:

             CONTRACTS
EXPIRATION   TO DELIVER/              UNREALIZED
DATE         RECEIVE       POSITION  (DEPRECIATION)
June 1999    33 S&P 500    Long           ($282,374)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and rev enues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                   SIX MONTHS ENDED                           YEAR ENDED
                                    APRIL 30, 1999                         OCTOBER 31, 1998
CLASS A SHARES:                   SHARES             AMOUNT           SHARES             AMOUNT
Shares sold                    13,310,468       $  222,633,492      37,888,409       $  673,621,012
Shares issued to
shareholders in payment of
distributions declared                  0                    0             765               14,034
Shares redeemed               (14,225,324)        (238,175,586)    (35,758,633)        (637,209,629)
NET CHANGE RESULTING FROM
CLASS A
SHARE TRANSACTIONS               (914,856)      $  (15,542,094)      2,130,541       $   36,425,417

                                   SIX MONTHS ENDED                           YEAR ENDED
                                    APRIL 30, 1999                         OCTOBER 31, 1998
CLASS B SHARES:                   SHARES             AMOUNT           SHARES             AMOUNT
Shares sold                     1,633,120       $   26,737,248       5,918,299       $  105,138,404
Shares issued to
shareholders in payment of
distributions declared                  0                    0           2,507               40,446
Shares redeemed                (2,920,719)         (47,574,163)     (2,761,407)         (47,086,005)
NET CHANGE RESULTING FROM
CLASS B
SHARE TRANSACTIONS             (1,287,599)      $  (20,836,915)      3,159,399       $   58,092,845

                                   SIX MONTHS ENDED                           YEAR ENDED
                                    APRIL 30, 1999                         OCTOBER 31, 1998
CLASS C SHARES:                   SHARES             AMOUNT           SHARES             AMOUNT
Shares sold                     1,433,731       $   23,441,763       1,872,055       $   31,353,025
Shares issued to
shareholders in payment of
distributions declared                  0                    0             208                3,760
Shares redeemed                (1,655,797)         (26,931,538)     (1,068,067)         (17,215,593)
NET CHANGE RESULTING FROM
CLASS C
SHARE TRANSACTIONS               (222,066)      $   (3,489,775)        804,196       $   14,141,192
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS             (2,424,521)      $  (39,868,784)      6,094,136       $  108,659,454

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administra tive Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will Compensate Feder ated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annu ally, to compensate FSC.

                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%

For the period ended April 30, 1999, Class A Shares did not incur a distribu tion services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Share holder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of aver age daily net assets of the Fund's shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disburs ing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational and/or start-up administrative service expenses of $45,877 were borne initially by FServ. The Fund has agreed to reimburse FServ for the organizational and/or start-up administrative expenses during the five-year period following effective date.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1999, were as follows:

Purchases   $   97,547,794
Sales         $131,791,891

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking mea sures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Trustees

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
WILLIAM J. COPELAND
JOHN F. CUNNINGHAM
LAWRENCE D. ELLIS, M.D.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS
JOHN S. WALSH

Officers

JOHN F. DONAHUE
Chairman

GLEN R. JOHNSON
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

C. GRANT ANDERSON
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other gov ernment agency. Investment in mutual funds involves investment risk, includ ing the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts con cerning its objective and policies, management fees, expenses, and other information.

SEMI-ANNUAL REPORT
AS OF APRIL 30, 1999

[Graphic]
Federated
World-Class Investment Manager

Federated Small Cap Strategies Fund

Established 1995

4TH SEMI-ANNUAL REPORT

[Graphic]
Federated
Federated Small Cap Strategies Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM
Federated Securities Corp., Distributor

Cusip 314172404
Cusip 314172503
Cusip 314172602
G01658-05 (6/99)

[Graphic]



A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 1/1/77 to 4/30/99. The "y" axis is measured in increments of $100,000 ranging from $0 to $600,000 and indicates that the ending value of hypothetical initial investment of $23,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $534,659 on 4/30/99.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 1/1/77 to 4/30/99. The "y" axis is measured in increments of $50,000 ranging from $0 to $200,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $186,135 on 4/30/99.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 4/30/89 to 4/30/99. The "y" axis is measured in increments of $20,000 ranging from $0 to $100,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 10 years in the fund's Class A Shares would have grown to $99,905 on 4/30/99.

A4. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/23/84 to 4/30/99. The "y" axis is measured in increments of $40,000 ranging from $0 to $160,000 and indicates that the ending value of hypothetical initial investment of $15,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $150,522 on 4/30/99.

A5. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/23/84 to 4/30/99. The "y" axis is measured in increments of $10,000 ranging from $0 to $60,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $58,485 on 4/30/99.

A6. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 4/30/89 to 4/30/99. The "y" axis is measured in increments of $20,000 ranging from $0 to $100,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 10 years in the fund's Class A Shares would have grown to $93,291 on 4/30/99.

A7. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 11/1/95 to 4/30/99. The "y" axis is measured in increments of $1,000 ranging from $0 to $8,000 and indicates that the ending value of hypothetical initial investment of $4,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $6,619 on 4/30/99.

A8. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 11/1/95 to 4/30/99. The "y" axis is measured in increments of $1,000 ranging from $0 to $5,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $4,599 on 4/30/99.

A9. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 11/1/95 to 4/30/99. The "y" axis is measured in increments of $5,000 ranging from $0 to $20,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 4 years in the fund's Class A Shares would have grown to $18,925 on 4/30/99.